U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No.  __


                         Post-Effective Amendment No. 41

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 44


                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)


                          225 Pictoria Drive, Suite 450

                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC

                          225 Pictoria Drive, Suite 450

                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/ X / immediately  upon filing  pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)

/ / 60 days after filing  pursuant to paragraph  (a)(1)
/ / on (date)  pursuant  to  paragraph  (a)(1)
/ / 75 days  after  filing  pursuant  to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------


                                       THE
                                GOVERNMENT STREET
                                      FUNDS



                              NO-LOAD MUTUAL FUNDS




                                   PROSPECTUS


                                NOVEMBER 15, 2004



--------------------------------------------------------------------------------




                          T. LEAVELL & ASSOCIATES, INC.
                         ===============================
                               INVESTMENT ADVISER
                         ===============================
                                  Founded 1979


--------------------------------------------------------------------------------

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


                    These securities have not  been  approved
                    or  disapproved  by  the  Securities  and
                    Exchange  Commission    nor    has    the
                    Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objectiveof THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objective of THE GOVERNMENT STREET MID-CAP FUND is to seek capital appreciation. The Fund will seek to attain its objective by investing in common stocks of mid-cap companies.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock to no more than approximately 4% of the cost basis of the portfolio. The result of the optimization is a portfolio that is broadly diversified.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET MID-CAP FUND

The Mid-Cap Fund's portfolio consists primarily of the common stocks of medium capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the S&P MidCap 400 Index.

Currently,  such  companies  range in  capitalization  from  approximately  $255 million to $8.8 billion. The market capitalization of the companies in the Fund's portfolio and the S&P MidCap 400 Index changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.


The Mid-Cap Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks. This list is the stocks included on the S&P MidCap 400 Index plus certain other stocks that the Adviser deems appropriate for the Fund's portfolio but which are not included on the S&P MidCap 400 Index. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into ten economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. Though there is approximately equal representation of "growth" and "value" stocks, the capitalization distribution within the portfolio is based on the economic sector weightings of the S& P Mid-Cap 400 Index. The Fund generally will hold from 75 to 150 securities.

The performance of the Mid-Cap Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."

Under normal circumstances, at least 80% of the the Fund's net assets will be invested in fixed income securities and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government Securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The securities in the Fund's portfolio will be rated at the time of purchase in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 3 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL  RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND/THE GOVERNMENT STREET MID-CAP FUND


The return on and value of an investment in the Equity Fund or the Mid-Cap Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.


While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

THE GOVERNMENT  STREET BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.

THE ALABAMA TAX FREE BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY


The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The Government Street Mid-Cap Fund commenced operations on November 17, 2003 and therefore does not have a performance history for a full calendar year.

                       THE GOVERNMENT STREET EQUITY FUND

[GRAPHIC OMITTED]

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 -2.78%  27.42%  21.48%  27.84%  23.73%  17.71%  -3.83% -13.01% -21.30%  28.11%




During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -15.90%   during  the  quarter  ended   September  30,  2002.


The  year-to-date  return  through  September 30, 2004 is -0.10%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                        THE GOVERNMENT STREET BOND FUND

[GRAPHIC OMITTED]

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 -2.69%  15.46%   3.67%   7.83%   7.43%  -1.02%  10.25%   8.09%   8.33%   2.97%


During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -2.38% during the quarter ended March 31, 1994.


The year-to-date return through September 30, 2004 is 1.38%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                         THE ALABAMA TAX FREE BOND FUND

[GRAPHIC OMITTED]

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 -3.18%  12.42%   3.77%   6.31%   5.13%  -0.98%   8.19%   4.36%   8.42%   3.23%


During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995 and the lowest return for a quarter was -3.17% during the quarter ended March 31, 1994.


The year-to-date return through September 30, 2004 is 1.28%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                               DECEMBER 31, 2003

The table below shows how each Fund's average annual total returns compare with those of broad measures of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE GOVERNMENT STREET EQUITY FUND
                                            ONE YEAR    FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------

Return Before Taxes........................  28.11%       -0.15%        8.98%

Return After Taxes on Distributions........  27.95%       -0.40%        8.33%

Return After Taxes on Distributions
  and Sale of Fund Shares..................  18.45%       -0.23%        7.59%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes)..  28.68%       -0.57%       11.07%

THE GOVERNMENT STREET BOND FUND
                                            ONE YEAR    FIVE YEARS    TEN YEARS
-------------------------------------------------------------------------------

Return Before Taxes........................   2.97%        5.64%        5.91%

Return After Taxes on Distributions........   1.24%        3.40%        3.46%

Return After Taxes on Distributions
  and Sale of Fund Shares..................   1.92%        3.40%        3.48%

LEHMAN GOVERNMENT/CORPORATE
  INTERMEDIATE BOND INDEX(2)(reflects no
  deduction for fees, expenses or taxes)...   4.31%        6.65%        6.63%

90-DAY TREASURY BILL INDEX(3)  (reflects no
  deduction for fees, expenses, or taxes)..   1.03%        3.62%        4.41%

THE ALABAMA TAX FREE BOND FUND
                                            ONE YEAR    FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------


Return Before Taxes........................   3.23%        4.59%        4.68%

Return After Taxes on Distributions........   3.23%        4.59%        4.68%

Return After Taxes on Distributions
  and Sale of Fund Shares..................   3.30%        4.50%        4.61%

LEHMAN 7-YEAR G.O. MUNICIPAL
  BOND INDEX(4)  (reflects no deduction
  for fees, expenses, or taxes)............   5.59%        5.87%        5.85%

LEHMAN 3-YEAR MUNICIPAL BOND
  INDEX(5)  (reflects no deduction for
  fees, expenses, or taxes)................   2.68%        4.82%        4.86%

LIPPER INTERMEDIATE MUNICIPAL BOND
  FUND INDEX(6)  (reflects no
  deduction for taxes).....................   4.36%        4.90%        5.01%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(2) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.

(3)  The  90-Day   Treasury   Bill  Index  is  an  unmanaged   index   generally
     representative of the average yield of 90-day Treasury bills.

(4) The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.

(5) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

(6)  The  Lipper  Intermediate   Municipal  Bond  Fund  Index  is  an  index  of
     intermediate-term municipal bond funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):  None

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):


                                  THE         THE          THE         THE
                              GOVERNMENT   GOVERNMENT    GOVERNMENT   ALABAMA
                                STREET       STREET        STREET    TAX FREE
                             EQUITY FUND  MID-CAP FUND   BOND FUND   BOND FUND
--------------------------------------------------------------------------------

Management Fees ...........      0.59%        0.75%        0.50%       0.35%
Administrator's Fees ......      0.12%        0.24%        0.07%       0.14%
Other Expenses ............      0.08%        0.40%(1)     0.13%       0.19%
                                ------       ------       ------      ------
Total Annual Fund
  Operating Expenses ......      0.79%        1.39%(2)     0.70%       0.68%(2)
                                ======       ======       ======      ======

(1) Other Expenses of The Government Street Mid-Cap Fund are based on estimated amounts for the current fiscal year.

(2) The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and 0.65%, respectively, of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  THE         THE          THE         THE
                              GOVERNMENT   GOVERNMENT    GOVERNMENT   ALABAMA
                                STREET       STREET        STREET    TAX FREE
                             EQUITY FUND  MID-CAP FUND   BOND FUND   BOND FUND
--------------------------------------------------------------------------------
1 year .....................   $   81       $   142        $   72     $   69
3 years ....................      252           440           224        218
5 years ....................      439                         390        379
10 years ...................      978                         871        847

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                          The Government Street Funds
                          c/o Shareholder
                          Services P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     US Bank, N.A.
     ABA# 042000013
     For The Government Street Funds #0199456682
     For [Name of Fund]
     For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

          The Government  Street Funds
          c/o  Shareholder  Services
          P.O. Box 46707
          Cincinnati,  Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.


SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS  DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls options written by the Equity Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Mobile, Alabama 36633.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as portfolio manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE GOVERNMENT STREET MID-CAP FUND

Thomas W. Leavell and Timothy S. Healey are primarily responsible for managing the portfolio of the Mid-Cap Fund. Mr. Leavell has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky. Mr. Healey is an Executive Vice President of the Adviser and has been a portfolio manager with the firm since 1986. He holds a B.S. degree in Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.10% of its average daily net assets.

THE GOVERNMENT  STREET BOND FUND

Mary Shannon Hope is primarily responsible for managing the portfolio of the Bond Fund and has acted in this capacity since July, 1997. Mrs. Hope is a Vice President of the Adviser and has been employed by the Adviser since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.50% on the first $100 million; and 0.40% on assets over $100 million.

THE ALABAMA TAX FREE BOND

Fund Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is an Executive Vice President of the Adviser and has been a portfolio manager with the firm since 1986. He holds a B.S. degree in Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

BOARD OF TRUSTEES. The Funds are each a series of Williamsburg Investment Trust. The Trust is governed by a Board of Trustees which oversees all operations of the Funds. A majority of the Trustees are independent and not affiliated with the Adviser.

Richard Mitchell, President, The Government Street Funds; Executive Vice President, T. Leavell & Associates, Inc. (since 1983). EDUCATION: B.A., University of Alabama, 1971; J.D., The College of William & Mary, 1974.

Austin Brockenbrough, III, President and Founding Partner, Lowe, Brockenbrough & Co., Inc. EDUCATION: B.S., University of Richmond, 1962.

John T. Bruce, C.F.A., Principal, Flippin, Bruce & Porter, Inc. EDUCATION: B.S., Finance, Virginia Polytechnic Institute and State University, 1976.

Charles M. Caravati, Jr., M.D., Physician (retired). EDUCATION: B.S., University of Virginia, 1959; M.D., University of Virginia, 1963.

J. Finley Lee, Jr., Julian Price Professor of Business Administration, Emeritus, University of North Carolina. EDUCATION: A.B., Davidson College, 1961; M.A., University of Florida, 1962; Ph.D., University of Pennsylvania, 1965.

Richard L. Morrill,  Chancellor and Distinguished University Professor of Ethics
and  Democratic  Values,   University  of  Richmond.   EDUCATION:   A.B.,  Brown
University, 1961; B.D., Yale University, 1964; Ph.D., Duke University, 1967.

Harris V. Morrissette, President, Marshall Biscuit Company. EDUCATION: B.S., University of Alabama, 1982.

Erwin H. Will, Jr., C.F.A., Chief Investment Officer, Virginia Retirement System (retired). EDUCATION: B.S., University of Virginia, 1956.

Samuel B. Witt, III, Senior Vice President and General Counsel, Stateside Associates Inc. EDUCATION: B.A., Virginia Military Institute, 1958; L.L.B., University of Virginia, 1964.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Bond Fund and The Alabama

Tax Free Bond Fund expect that distributions will consist primarily of net investment income. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND

The Equity Fund and the Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund's use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds' use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

THE GOVERNMENT STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the year ended March 31, 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for years ended prior to March 31, 2004 was audited by Tait, Weller & Baker, other independent public accountants.



THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                   YEARS ENDED MARCH 31,
                                            -------------------------------------------------------------
                                                2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $  34.13     $  45.55     $  45.14     $  57.07    $  48.10
                                             --------     --------     --------     --------    --------

Income (loss) from investment operations:
  Net investment income ..................       0.32         0.28         0.21         0.19        0.18
  Net realized and unrealized
   gains (losses) on investments .........      11.97       (11.42)        0.41       (11.93)       9.39
                                             --------     --------     --------     --------    --------
Total from investment operations .........      12.29       (11.14)        0.62       (11.74)       9.57
                                             --------     --------     --------     --------    --------
Less distributions:
  Dividends from net investment income ...      (0.32)       (0.28)       (0.21)       (0.19)      (0.18)
  Distributions from net realized gains ..         --           --           --           --       (0.42)
                                             --------     --------     --------     --------    --------
Total distributions ......................      (0.32)       (0.28)       (0.21)       (0.19)      (0.60)
                                             --------     --------     --------     --------    --------
Net asset value at end of year               $  46.10     $  34.13     $  45.55     $  45.14    $  57.07
                                             ========     ========     ========     ========    ========

Total return(a) ..........................      36.09%      (24.47%)       1.38%      (20.61%)     19.93%
                                             ========     ========     ========     ========    ========

Net assets at end of year (000's) ........   $129,719     $ 87,837     $105,701     $ 95,511    $116,447
                                             ========     ========     ========     ========    ========
Ratio of expenses to average net assets ..       0.79%        0.81%        0.80%        0.80%       0.83%

Ratio of net investment income
  to average net assets ..................       0.77%        0.76%        0.47%        0.36%       0.35%

Portfolio turnover rate ..................         15%          12%          17%          11%         17%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD ENDED MARCH 31, 2004(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ......................        $    10.00
                                                                     ----------
Income from investment operations:
  Net investment income .....................................              0.01
  Net realized and unrealized gains on investments ..........              0.68
                                                                     ----------
Total from investment operations ............................              0.69
                                                                     ----------
Less distributions:
  Dividends from net investment income ......................             (0.01)
  Distributions from net realized gains .....................             (0.35)
                                                                     ----------
Total distributions .........................................             (0.36)
                                                                     ----------
Net asset value at end of period ............................        $    10.33
                                                                     ==========
Total return (not annualized)(b) ............................              6.83%
                                                                     ==========
Net assets at end of period (000's) .........................        $   19,227
                                                                     ==========
Ratio of net expenses to average net assets(c) ..............           1.09%(d)

Ratio of net investment income to average net assets ........           0.11%(d)

Portfolio turnover rate .....................................            177%(d)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 2004.

(d)  Annualized.



THE GOVERNMENT STREET BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                   YEARS ENDED MARCH 31,
                                            -------------------------------------------------------------
                                                2004         2003         2002(a)      2001       2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....  $   21.55    $   20.75    $   20.90    $   19.79   $   20.90
                                             --------     --------     --------     --------    --------

Income (loss) from investment operations:
  Net investment income ..................       0.81         0.99         1.07         1.23        1.23
  Net realized and unrealized
   gains (losses) on investments .........      (0.11)        0.92        (0.06)        1.11       (1.11)
                                             --------     --------     --------     --------    --------
Total from investment operations .........       0.70         1.91         1.01         2.34        0.12
                                             --------     --------     --------     --------    --------

Dividends from net investment income .....      (1.01)       (1.11)       (1.16)       (1.23)      (1.23)
                                             --------     --------     --------     --------    --------

Net asset value at end of year ...........  $   21.24    $   21.55    $   20.75    $   20.90   $   19.79
                                            =========    =========    =========    =========   =========

Total return(b) ..........................       3.34%        9.36%        4.88%       12.25%       0.67%
                                            =========    =========    =========    =========   =========

Net assets at end of year (000's) ........  $  64,005    $  58,665    $  53,688    $  49,180   $  45,156
                                            =========    =========    =========    =========   =========

Ratio of expenses to average net assets ..       0.70%        0.71%        0.70%        0.69%       0.70%

Ratio of net investment income
  to average net assets ..................       3.65%        4.62%        5.06%        6.12%       6.12%

Portfolio turnover rate ..................         33%          39%          18%           9%         20%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.



THE ALABAMA TAX FREE BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                   YEARS ENDED MARCH 31,
                                            -------------------------------------------------------------
                                                2004         2003         2002(a)      2001       2000
---------------------------------------------------------------------------------------------------------

Net asset value at beginning of year .....  $   10.89    $   10.40    $   10.55    $   10.13   $   10.54
                                            ---------    ---------    ---------    ---------   ---------

Income (loss) from investment operations:
  Net investment income ..................       0.35         0.40         0.42         0.44        0.44
  Net realized and unrealized
   gains (losses) on investments .........       0.01         0.49        (0.15)        0.42       (0.41)
                                            ---------    ---------    ---------    ---------   ---------
Total from investment operations .........       0.36         0.89         0.27         0.86        0.03
                                            ---------    ---------    ---------    ---------   ---------

Dividends from net investment income .....      (0.35)       (0.40)       (0.42)       (0.44)      (0.44)
                                            ---------    ---------    ---------    ---------   ---------

Net asset value at end of year ...........  $   10.90    $   10.89    $   10.40    $   10.55   $   10.13
                                            =========    =========    =========    =========   =========

Total return(b) ..........................       3.40%        8.67%        2.61%        8.71%       0.34%
                                            =========    =========    =========    =========   =========

Net assets at end of year (000's) ........  $  38,702    $  34,729    $  31,603    $  28,091   $  23,048
                                            =========    =========    =========    =========   =========

Ratio of net expenses to average
  net assets(c) ..........................       0.65%        0.65%        0.65%        0.65%       0.65%

Ratio of net investment income
  to average net assets ..................       3.26%        3.74%        4.02%        4.29%       4.32%

Portfolio turnover rate ..................         10%           9%          10%           6%         19%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.68%, 0.69%, 0.71%, 0.71%, and 0.72% for the years ended March 31, 2004, 2003, 2002, 2001, and 2000, respectively.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

--------------------------------------------------------------------------------

================================================================================


                          THE GOVERNMENT STREET FUNDS
                     --------------------------------------
                              NO LOAD MUTUAL FUNDS

                     INVESTMENT ADVISER
                     T. Leavell & Associates, Inc.
                     150 Government Street
                     Post Office Box 1307
                     Mobile, Alabama 36633
                     www.tleavell.com

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707
                     (Toll-Free) 1-866-738-1125

                     CUSTODIAN
                     US Bank, N.A.
                     425 Walnut Street
                     Cincinnati, Ohio 45202


                     INDEPENDENT REGISTERED PUBLIC
                     ACCOUNTING FIRM
                     Ernst & Young LLP
                     312 Walnut Street, Suite 1900
                     Cincinnati, Ohio 45202


                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, Massachusetts 02109

                     BOARD OF TRUSTEES
                     Richard Mitchell
                     Austin Brockenbrough III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     J. Finley Lee, Jr.
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt III

================================================================================



                                TABLE OF CONTENTS
================================================================================
RISK/RETURN SUMMARY ......................................................  2
SYNOPSIS OF COSTS AND EXPENSES ........................................... 12
HOW TO PURCHASE SHARES ................................................... 13
HOW TO REDEEM SHARES ..................................................... 15
HOW NET ASSET VALUE IS DETERMINED ........................................ 17
MANAGEMENT OF THE FUNDS .................................................. 18
DIVIDENDS, DISTRIBUTIONS AND TAXES ....................................... 20
ADDITIONAL INVESTMENT INFORMATION ........................................ 22
FINANCIAL HIGHLIGHTS ..................................................... 26
CUSTOMER PRIVACY POLICY .................................................. 30

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The Funds are series of Williamsburg Investment Trust (File No. 811-05685)


================================================================================

                       THE GOVERNMENT STREET FUNDS
                                                                                                   Send completed application to:
                                                                                                      THE GOVERNMENT STREET FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)   (Middle Initial)   (Last Name)  (Birthdate of Custodian) (SS# of Custodian)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                      (Country of Residence)
Are you an associated person of an NASD member?  / / Yes   / / No
---------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET FUNDS for $ __________________ (Please indicate Fund(s) below)

/ / Funds were wired to US Bank on _____________________ in the amount of $ ____________________ (Please indicate Fund(s) below)

/ / GOVERNMENT STREET EQUITY FUND      $ _________________       / / GOVERNMENT STREET BOND FUND      $ _________________

/ / GOVERNMENT STREET MID-CAP FUND     $ _________________       / / ALABAMA TAX FREE BOND FUND       $ _________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE [NAME OF THE FUND]
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE GOVERNMENT STREET  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their Agent. The Funds and their Agent shall not  be liable for  any claims, expenses or  losses  resulting from  having  acted  upon  any  instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of ____________________
Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please  purchase shares of  THE GOVERNMENT STREET FUNDS  by  withdrawing  from  the  commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my automatic investment on:

$ ______________________ GOVERNMENT STREET EQUITY FUND       / / the last business day of each month

$ ______________________ GOVERNMENT STREET MID-CAP FUND      / / the 15th day of each month

$ ______________________ GOVERNMENT STREET BOND FUND        / / both the 15th and last business day

$ ______________________ ALABAMA TAX FREE BOND FUND

_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify that I have full right and power,  and legal capacity to  purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment  objectives  and  policies  stated  therein.  I/We  hereby
ratify  any   instructions  given  pursuant  to   this  Application  and  for  myself  and  my  successors  and  assigns  do hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment  Trust, T. Leavell & Associates,  Inc., and their respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed herein provided that such entities have exercised due care to determine that  the instructions are genuine.  I certify under the penalties of perjury that (1) I am a U.S. person  (including a  U.S. resident alien), (2) the  Social Security Number or
Tax Identification  Number  shown  is correct and (3) I am not subject to backup  withholding.  The certifications  in  this paragraph  are  required  from  all  non-exempt  persons to  prevent  backup  withholding  of all  taxable distributions and gross redemption  proceeds  under the federal income tax law.  I recognize  that  the  Internal  Revenue  Service  does  not require  my  consent  to any  provision of this  document other than the certifications required to avoid backup withholding.
(Check here if you are subject to backup withholding)  /  /.


-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE


                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


                                NOVEMBER 15, 2004


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS......................................................... 8
DESCRIPTION OF BOND RATINGS...................................................14
INVESTMENT LIMITATIONS........................................................16
TRUSTEES AND OFFICERS.........................................................18
INVESTMENT ADVISER............................................................22
ADMINISTRATOR.................................................................24
DISTRIBUTOR...................................................................25
OTHER SERVICE PROVIDERS.......................................................25
PORTFOLIO SECURITIES AND BROKERAGE............................................26
SPECIAL SHAREHOLDER SERVICES..................................................27
PURCHASE OF SHARES............................................................29
REDEMPTION OF SHARES..........................................................29
NET ASSET VALUE DETERMINATION.................................................30

FUND EXPENSES.................................................................30

ADDITIONAL TAX INFORMATION....................................................31

GENERAL INFORMATION ABOUT THE TRUST...........................................33

CALCULATION OF PERFORMANCE DATA...............................................35
FINANCIAL STATEMENTS AND REPORTS..............................................38
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................39


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated November 15, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.

The Equity Fund and the Mid-Cap Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise

(typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. SPDRs, DIAMONDs and MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs, DIAMONDs and MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. MASTER NOTES are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund, the Mid-Cap Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.   REVENUE  ANTICIPATION   NOTES.  Revenue  Anticipation  Notes  are issued in
expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.


The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The Alabama Development Office (ADO) reported more than $3.5 billion announced for new and expanding industries as of December 31, 2002. This 2002 investment included 17,896 announced jobs by 365 companies. This was the largest capital investment reported in several years, with the segment of the total represented by new announcements (more than $2.3 billion) being the highest reported since 1981. The State had more than $1.3 billion in 2001, $2.7 billion in 2000, $3.2 billion in 1999, $2.0 billion in 1998 and $2.7 billion in 1997. These investments include 13,011 announced jobs by 401 companies in 2001, 18,088 announced jobs by 520 companies in 2000; 20,252 announced jobs by 593 companies in 1999; 18,554 announced jobs by 540 companies in 1998 and 22,693 announced jobs by 605 companies in 1997. Major announced new investments in 2002 included Hyundai Motor Manufacturing Alabama LLC ($1 billion) and Williams International ($268 million). Major announced expansion investments in 2002 included Honda Manufacturing of Alabama LLC ($425 million) and Delphi Packard Automotive Systems ($85 million). Major announced new investments in 2001 included Toyota Motor Manufacturing Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million). Large investment announcements made during the 1990s include Champion International ($550 million); Mercedes-Benz US International, Inc. ($520 million); The Boeing Company ($450 million); Honda ($440 million); Boise Cascade Corp. ($400 million); IPSCO Steel ($395 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); International Truck and Engine Corp. ($200 million); McNeil Specialty Products, Inc. ($180 million); Courtaulds Fibers Inc. ($170 million); USS Fairfield Works ($150 million); and Worthington Industries ($150 million).

Alabama's unemployment rate dropped to 5.5% in February 2003 from February 2002's level of 5.8%. Despite the drop in unemployment and slight increase in overall number of people employed, Alabama faces a tough challenge in balancing the 2004 state budget. 2003's expected ending fund balance of $30 million for the State cannot cover 2004's predicted shortfall of $225 million. Both across the board cuts as well as tax increases are under consideration by the Governor and State Legislature to close 2004's budget gap. Large budget cuts, in excess of 15%, have been proposed and may be necessary to cover the shortfall in revenues. Under the State's constitution, expenditure reductions are required to prevent deficit spending should the State experience revenue shortfalls. The rating agencies Moody's and S&P both consider the automatic spending cuts imposed by the State constitution as key to their stable financial outlooks for the State.

Although income levels continue to lag the national average, Alabama's unemployment level remains below the nation's. Defense spending accounts for nearly 5% of the state gross product, making Alabama one of the largest benefactors of increased defense spending by the federal government. Low property taxes, low business costs, and a growing automobile manufacturing sector remain strengths of the State's economy. Still, the State's economy is not expected to differ significantly from the national economy in the near term.

SIGNIFICANT LITIGATION. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. One such lawsuit which could have a significant impact on the State's financial position is summarized below.

A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr., et al., v. State of Alabama, et al., CV-97-T-356-N, is a putative, but not certified, class action pending in the United States District Court for the Middle District of Alabama. In this case, approximately thirty state agencies are charged with racial discrimination in several aspects of their employment practices, including, without limitation, selection procedures utilized for hiring and promotion. This case is at the class certification stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur.


INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA:  Bonds  rated  AA  are  considered  to  be   of  high  credit  quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A:   Bonds  rated  A have average protection factors.  However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds   rated   BBB have below  average  protection  factors,  but are
considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund, the Mid-Cap Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14) Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Write,  acquire  or  sell  commodities,   commodities  contracts,   futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.


                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                        Portfolios
                                                                                                                         in Fund
                                                                               Principal Occupation(s) During             Complex
                                            Length of       Position(s) Held   Past 5 Years and                         Overseen by
Name, Address and Age                      Time Served       with the Trust    Directorships of Public Companies          Trustee
---------------------                      -----------      ----------------   ----------------------------------         -------

*Austin Brockenbrough III (age 67)            Since             Trustee;       President and Managing  Director of Lowe,     11
1802 Bayberry Court, Suite 400           September 1988    Vice President of   Brockenbrough & Company,  Inc,  Richmond,
Richmond, Virginia 23226                                     The Jamestown     Virginia;     Director     of    Tredegar
                                                                 Funds         Corporation  (plastics  manufacturer) and
                                                                               Wilkinson  O'Grady  &  Co.  Inc.  (global
                                                                               asset manager);  Trustee of University of
                                                                               Richmond

*John T. Bruce (age 50)                       Since             Trustee;       Principal  of  Flippin,  Bruce &  Porter,     11
800 Main Street                          September 1988       President of     Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                    FBP Value Fund
                                                           and FBP Balanced
                                                                 Fund

*Charles M. Caravati, Jr. (age 67)            Since           Chairman         Retired  physician;  retired President of     11
931 Broad Street Road                       June 1991        and Trustee       Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                    Since            Trustee;        Principal  of T.  Leavell  &  Associates,     11
150 Government Street                       June 1991      President of The    Inc., Mobile, Alabama
Mobile, Alabama 36602                                     Government Street
                                                                Funds

Independent Trustees:

J. Finley Lee, Jr. (age 64)                   Since            Trustee         Julian    Price    Professor    Emeritus,     11
200 Westminster Drive                     September 1988                       University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                   Since            Trustee         Chancellor    of   the    University   of     11
G19 Boatwright Library                      March 1993                         Richmond;     Director     of    Tredegar
Richmond, Virginia 23173                                                       Corporation  (plastics  manufacturer) and
                                                                               Albemarle   Corporation   (polymers   and
                                                                               chemicals manufacturer)

Harris V. Morrissette (age 44)                Since            Trustee         President  of Marshall  Biscuit Co. Inc.;     11
100 Jacintoport Boulevard                   March 1993                         Chairman   of   Azalea   Aviation,   Inc.
Saraland, Alabama 36571                                                        (airplane    fueling);     Director    of
                                                                               BancTrust  Financial  Group,  Inc.  (bank
                                                                               holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                   Since            Trustee         Retired Managing  Director of Equities of     11
47 Willway Avenue                           July 1997                          Virginia    Retirement   Systems   (state
Richmond, Virginia 23226                                                       pension fund)

Samuel B. Witt III (age 68)                   Since            Trustee         Senior   Vice   President   and   General     11
2300 Clarendon Boulevard, Suite 407       November 1988                        Counsel  of  Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                      (state  government  relations);  Director
                                                                               of  The   Swiss   Helvetia   Fund,   Inc.
                                                                               (closed-end investment company)

                                       19





Executive Officers:

John P. Ackerly IV (age 41)                Since        Vice President of      Senior  Vice  President  of  Davenport & Company LLC,
One James Center, 901 E. Cary Street    November 1997     The Davenport        Richmond, Virginia
Richmond, Virginia 23219                                   Equity Fund

Joseph L. Antrim III (age 59)              Since          President of         Executive  Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street    November 1997     The Davenport        Richmond, Virginia
Richmond, Virginia 23219                                  Equity Fund

Charles M. Caravati III (age 38)         Since          President of The       Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        January 1996  Jamestown Balanced Fund,   Inc., Richmond, Virginia
Richmond, Virginia 23226                          The Jamestown Equity Fund and
                                                   The Jamestown International
                                                          Equity Fund

Robert G. Dorsey (age 47)               Since          Vice President          Managing  Director of Ultimus Fund Solutions,  LLC (a
225 Pictoria Drive, Suite 450        November 2000                             registered   transfer   agent)   and   Ultimus   Fund
Cincinnati, Ohio 45246                                                         Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 62)                Since          Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                     September 1988       FBP Value Fund        Lynchburg, Virginia
Lynchburg, Virginia 24504                           and FBP Balanced Fund

Beth Ann Gustafson (age 45)             Since           President of The       Vice  President  of Lowe,  Brockenbrough  &  Company,
1802 Bayberry Court, Suite 400       March 1995       Jamestown Tax Exempt     Inc., Richmond Virginia
Richmond, Virginia 23226                                  Virginia Fund

Timothy S. Healey (age 51)              Since        Vice President of The     Principal of  T. Leavell &  Associates, Inc., Mobile,
800 Shades Creek Parkway, Suite 585 January 1995   Government Street Mid-Cap   Alabama
Birmingham, Alabama 35209                          Fund and The Alabama Tax
                                                         Free Bond Fund

Mary Shannon Hope (age 40)              Since          Vice President of       Vice President and  Portfolio Manager of T. Leavell &
150 Government Street              February 2004     The Government Street     Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                      Bond Fund

J. Lee Keiger III (age 49)              Since          Vice President of       Senior  Vice  President of  Davenport & Company  LLC,
One James Center,                   November 1997       The Davenport          Richmond, Virginia
901 E. Cary Street                                       Equity Fund
Richmond, Virginia 23219

Thomas W. Leavell (age 61)              Since        Vice President of The     President of  T. Leavell &  Associates, Inc., Mobile,
150 Government Street               February 2004       Government Street      Alabama
Mobile, Alabama 36602                                Equity Fund and The
                                                       Government Street
                                                         Mid-Cap Fund

R. Gregory Porter III (age 63)          Since          Vice President of       Principal   of   Flippin,  Bruce  &  Porter,  Inc.,
800 Main Street                    September 1988      FBP Value Fund and      Lynchburg, Virginia
Lynchburg, Virginia 24504                              FBP Balanced Fund

Mark J. Seger (age 42)                  Since             Treasurer            Managing Director of Ultimus Fund Solutions,  LLC and
225 Pictoria Drive, Suite 450       November 2000                              Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 42)                Since          Vice President of       Account   Administrator  of  Lowe,   Brockenbrough  &
1802 Bayberry Court, Suite 400      February 2003    The Jamestown Tax Exempt  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Virginia Fund

John F. Splain  (age 48)               Since              Secretary            Managing Director of Ultimus Fund Solutions,  LLC and
225 Pictoria Drive, Suite 450      November 2000                               Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 53)              Since           Vice President of       Account   Administrator  of  Lowe,   Brockenbrough  &
1802 Bayberry Court, Suite 400       March 1993         The Jamestown          Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             Balanced Fund and The
                                                      Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 56)     Since           Vice President of       Managing  Director of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400     February 2002         The Jamestown         Inc., Richmond, Virginia
Richmond, Virginia 23226                             Balanced Fund and The
                                                     Jamestown Equity Fund


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2003.


                                                                        Aggregate Dollar
                                                               Range of Shares of All Registered
                                Dollar Range of                 Investment Companies Overseen by
                            Shares of the Funds Owned            Trustee in Family of Investment
Name of Trustee                    by Trustee                               Companies
---------------------------------------------------------------------------------------------------
Austin Brockenbrough III              None                                Over $100,000
John T. Bruce                         None                                Over $100,000
Charles M. Caravati, Jr.              None                                Over $100,000
Richard Mitchell                 Over $100,000                            Over $100,000


INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.             $10,001--$50,000               Over $100,000
Richard L. Morrill                    None                    Over-$100,000
Harris V. Morrissette            Over $100,000                Over $100,000
Erwin H. Will, Jr.                    None                    Over $100,000

Samuel B. Witt III                    None                     $1--$10,000

As of November 1, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
----------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 4,423              None                None                $ 14,000
J. Finley Lee, Jr.                  6,413              None                None                  20,000
Richard L. Morrill                  6,413              None                None                  20,000
Harris V. Morrissette               6,413              None                None                  20,000
Erwin H. Will, Jr.                  6,413              None                None                  20,000
Samuel B. Witt III                  7,409              None                None                  23,000


                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Equity Fund paid the Adviser advisory fees of $670,074, $550,064 and $594,837, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal period ended March 31, 2004, the Mid-Cap Fund paid the Adviser advisory fees of $21,266 (which was net of voluntary fee waivers of $21,477).

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Bond Fund paid the Adviser advisory fees of $306,966, $284,643 and $258,594, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Alabama Tax Free Fund paid the Adviser advisory fees of $117,567 (which was net of voluntary fee waivers of $9,117), $103,594 (which was net of voluntary fee waivers of $13,765) and $86,556 (which was net of voluntary fee waivers of $17,551), respectively.

The Adviser was organized as an Alabama corporation in 1979. By reason of their positions as officers and stockholders, Thomas W. Leavell and Richard Mitchell control the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser has arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Funds, may compensate these organizations for their sales-related services based on the amount of customer assets maintained in the Funds by such organizations. The payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

In approving the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.


No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to approve its Advisory Agreement, including the fees charged for services thereunder.


                                  ADMINISTRATOR


The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these services, each of the Equity Fund, the Mid-Cap Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2004, 2003 and 2002, the Equity Fund paid fees to the Administrator of $133,235, $110,291 and $117,880, respectively; the Bond Fund paid fees to the Administrator of $46,164, $42,681 and $38,793, respectively; and the Alabama Tax Free Fund paid fees to the Administrator of $51,521, $48,154 and $43,465, respectively. For the fiscal period ended March 31, 2004, the Mid-Cap Fund paid fees to the Administrator of $17,867.


                                   DISTRIBUTOR


Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Equity Fund was $31,001, $36,492 and $38,181, respectively. During the fiscal period ended March 31, 2004, the total amount of brokerage commissions paid by the Mid-Cap Fund was $27,774. During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of commissions paid by the Bond Fund was $1,144, $0 and $0, respectively. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2004, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $2,524,666), BB&T Investment Services, Inc. (the market value of which was $1,235,500), and Charles Schwab & Co., Inc. (the market value of which was $417,960); and the Bond Fund held debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (the market value of which was $1,149,855). Citigroup Global Markets Inc., BB&T Investment Services, Inc., Charles Schwab & Co., Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds at 1-866-738-1125. Payment may also be made by check payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s)
and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the
Code)  and that are  engaged  in the same or  similar  trades or  businesses  or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2004, the Equity Fund had capital loss carryforwards for federal income tax purposes of $2,307,057, all of which expire on March 31, 2011. As of March 31, 2004, the Bond Fund had capital loss carryforwards for federal income tax purposes of $1,153,037, of which $129,539 expire March 31, 2005, $126,569 expire March 31, 2006, $106,011 expire March 31,
2007,  $220,187 expire March 31, 2008,  $195,097 expire March 31, 2009,  $86,819 expire March 31, 2010,  $70,419 expire March 31, 2011 and

$218,396 expire March 31, 2012. As of March 31, 2004, the Alabama Tax Free Fund had capital loss carryforwards for federal income tax purposes of $56,867, of which $347 expire March 31, 2007 and $56,520 expire March 31, 2009. In addition, the Equity Fund and the Bond Fund had net realized capital losses of $520,020 and $129,906, respectively, during the period November 1, 2003 through March 31, 2004, which are treated for federal income tax purposes as rising during the Funds' tax year ending March 31, 2005. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value

Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF FUND SHARES. As of November 1, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 68.7% of the outstanding shares of the Equity Fund, 79.0% of the outstanding shares of the Mid-Cap Fund, 62.6% of the outstanding shares of the Bond Fund and 49.2% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of November 1, 2004, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 10.2% of the outstanding shares of the Equity Fund, 7.3% of the outstanding shares of the Mid-Cap Fund, 9.7% of the outstanding shares of the Bond Fund and 16.4% of the outstanding shares of the Alabama Tax Free Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2004:

                        THE GOVERNMENT STREET EQUITY FUND

                                        ONE YEAR       FIVE YEARS      TEN YEARS
Return Before Taxes                      36.09%          -0.16%          9.60%
Return After Taxes on Distributions      35.90%          -0.36%          8.95%
Return After Taxes on Distributions
 and Sale of Fund Shares                 23.60%          -0.23%          8.17%

                        THE GOVERNMENT STREET BOND FUND

                                        ONE YEAR       FIVE YEARS      TEN YEARS
Return Before Taxes                       3.34%           6.02%          6.31%
Return After Taxes on Distributions       1.64%           3.80%          3.88%
Return After Taxes on Distributions
 and Sale of Fund Shares                  2.15%           3.75%          3.85%

                         THE ALABAMA TAX FREE BOND FUND

                                        ONE YEAR       FIVE YEARS      TEN YEARS
Return Before Taxes                       3.40%           4.69%          5.11%
Return After Taxes on Distributions       3.40%           4.69%          5.11%
Return After Taxes on Distributions
 and Sale of Fund Shares                  3.37%           4.59%          4.99%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2004 were 0.76%, 0.02%, 2.53% and 2.11%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2004, based on the highest marginal combined federal and Alabama income tax rate, was 3.42%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.


From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITIONS
        -----------

          (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

          (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the
     Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.
        -------------------------

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.
        ---------------------

          (a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                          T. LEAVELL & ASSOCIATES, INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES

INTRODUCTION
------------

     Proxy voting policies and procedures are required by Rule 206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follow are effective August 5, 2003 and supersede all previous versions.

GENERAL POLICY
--------------

     This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

VOTING RESPONSIBILITY
---------------------

     Portfolio managers have the responsibility of determining how proxies will be voted. The Senior Portfolio Manager will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed manager.

Proxy Voting Policy Regarding:

ROUTINE PROPOSALS:
------------------

     Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

     o  Approval of Auditors
     o  Changes of Date and Place of Annual Meeting
     o  Election of Directors
     o  Changes in Company Name
     o  Indemnification Provision for Directors
     o  Stock Splits
     o  Share Repurchases

NON-ROUTINE PROPOSALS
---------------------

     Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

     o  Mergers and Acquisitions
     o  Issuance of Securities to Meet Ongoing Corporate Capital Needs
     o  Restructuring
     o  Re-incorporation
     o  Increase in number of Directors
     o  Stock Option Plans
     o  Management Compensation
     o  "Golden Parachutes"
     o  Board Structure (Inside vs. Outside Directors)
     o  Cumulative Voting
     o  "Poison Pills"
     o  Director Stock Ownership Requirements
     o  Incentive Plans
     o  Tender Offers
     o  Debt Restructuring
     o  Director Tenure
     o  Stock Option Repricing
     o  Stock Option Expensing
     o  Retirement Plans
     o  Social Issues


CONFLICTS OF INTEREST
---------------------

     TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

     If, at anytime, any employee of TLA becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Senior Portfolio Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

     1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

     2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

PROXY VOTING RECORDS
--------------------

     According to guidelines provided in Rule 206(4)-6 of the Investment Advisors Act of 1940:

     1. Copies of proxy voting records will be maintained in the office of TLA for two years subsequent to the activity. Proxy voting records will be retained an additional three years in an archived but easily accessible repository.

     2. Proxy records may be obtained by any client of by TLA requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed thru the e-mail address: tleavell@tleavell.com.

================================================================================

               ==================================================
               |                                                |
               |                      THE                       |
               |               GOVERNMENT STREET                |
               |                     FUNDS                      |
               |                                                |
               |                                                |
               |              No-Load Mutual Funds              |
               |                                                |
               |                                                |
               |                  Annual Report                 |
               |                 March 31, 2004                 |
               |                  (Unaudited)                   |
               |                                                |
               ==================================================

                         T. Leavell & Associates, Inc.
                       ----------------------------------
                       I N V E S T M E N T  A D V I S E R
                       ----------------------------------
                                  Founded 1979

               ==================================================
               |                                                |
               |       The Government Street Equity Fund        |
               |       The Government Street Mid-Cap Fund       |
               |        The Government Street Bond Fund         |
               |         The Alabama Tax Free Bond Fund         |
               |                                                |
               ==================================================

LETTER FROM THE PRESIDENT                                           MAY 11, 2004
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2004.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
     After three consecutive years (2000-2002) of negative performance, the U.S. stock market experienced a significant rebound across all capitalization ranges in calendar year 2003 and for the twelve months ended March 31, 2004. The Government Street Equity Fund (GSEF) participated in this market and for its fifth consecutive fiscal year outperformed the S&P 500 Index with a return of 36.09% versus the Index's return of 35.12%. The Fund has not accomplished this goal by hitting "home runs" - i.e., by having concentrations in a few stocks whose performance greatly exceeded that of the overall market. Rather, the GSEF has achieved its results by avoiding a situation where the disastrous results of a few stocks can bring disastrous results to the investment return of the entire portfolio.

     By carefully and systematically constructing a broadly diversified portfolio of high quality common stocks and by keeping operating and transactional expenses low, we believe the GSEF can provide investment returns within a narrow band relative to the market during short periods. This is crucial in providing the greater compounded returns over longer periods that we expect our fund to produce.

     The GSEF is designed to provide a core investment in an investor's common stock portfolio. We believe that the S&P 500 Index is representative of the general market performance of common stocks, and it serves as the Fund's benchmark for relative performance. The Fund seeks to exceed the performance of the Index through a process of quantitative stock selection while controlling risk with broad diversification. In fact, the good relative performance of the Fund over the past 5 years is less attributable to any isolated decisions made with respect to individual stock selection than it is to the fact that, on balance, more good stock selections were made than bad ones. For example, out of the 136 stocks in the GSEF's portfolio at fiscal year-end, 84 had greater returns over the previous twelve months than the 35.12% return of the S&P 500. The balance between growth and value, the diversification over capitalization ranges of the S&P 500, the broad industry and sub-industry representation and individual stock selection - taken together - account for the results.

     So far, 2004 is unfolding to be a challenging year in the stock market. Potential increases in the level of interest rates, rising energy prices, the war in Iraq, the Presidential election and the myriad of other considerations that affect us everyday are likely to be reflected in increased market volatility. To attempt to predict the future is foolhardy. To understand the impact of current events on capital markets is a constant challenge.

     Good investment results tend to be achieved through consistent application of strategies that are governed by an overarching philosophy.

The investment philosophy and the investment strategies that have served the clients of T. Leavell & Associates, Inc. for 25 years will continue to provide a guideline for The Government Street Equity Fund. The S&P 500 Index has served for decades as a benchmark for investment managers; and for decades only a minority of investment managers have consistently outperformed it. By doing so over the last 5 years, we hope that we have earned the confidence and trust that you have placed in our Fund.

     For the year ended March 31, 2004, the Fund's net assets were $129,718,622; net asset value was $46.10; and the ratio of expenses to average net assets was 0.79%.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------
     On November 17, 2003, T. Leavell & Associates, Inc. launched The Government Street Mid-Cap Fund. The objective for this Fund is to provide a low cost vehicle through which investments can be made in a broadly diversified portfolio of mid-capitalization stocks. As such, we have chosen the Standard & Poor's MidCap 400 Index as our performance benchmark. Furthermore, we define the common stocks issued by the companies contained within this index as our primary universe of potential holdings. The approximate range of market capitalization for these companies is between $300 million and $11.3 billion. It is our belief that a portfolio constructed from such a universe of "mid cap" companies can provide the benefit of additional diversification to an investor and offer a better overall risk/return ratio for their equity investments.

     In fact, the recent trend of strong performance in "mid cap" stocks carried over into the first quarter of 2004. The consumer staples, consumer discretionary and energy sectors of the market led the S&P 400 Index higher to begin the year. These middle capitalization companies outperformed their larger peers in the S&P 500 Index by approximately 3.38% during the quarter.

         So far, we believe The Government Street Mid-Cap Fund is achieving its performance objectives. For the quarter ended March 31, 2004, the Fund's total return was 4.55%. For the period since inception (November 17, 2003) through March 31, 2004, the return was 6.83%. In both cases, this performance trailed the benchmark S&P MidCap 400 returns of 5.06% and 9.63%, respectively. However, this underperformance was largely attributable to the timing and process of becoming fully invested over the first 4 1/2 months of the Fund's existence. Supporting this statement is the fact that the investment returns of the equity-only component (i.e., excluding cash and expenses), 5.31% and 9.64% for the quarter and since inception, respectively, actually exceeded the return of the Index during those periods. As a result, it is apparent that the cash held in the Fund (while initial investments were being made) was the primary reason for the relative underperformance against the Index during these time periods. These comparative returns give us great confidence that the methodology and process being used in the portfolio management of the Fund are working. It is our strong belief that investments in this area of the U.S. stock market ultimately will enhance the overall investment performance of equity investors.

         On March 31, 2004 the net assets of the Fund were $19,226,988; net asset value was $10.33.

THE GOVERNMENT STREET BOND FUND
-------------------------------
     Although the Federal Reserve Board maintained interest rates at historically low levels during 2003 - cutting the Federal Funds Rate by an additional 25 basis points to 1.00% - the ebb and flow of inflationary expectations, economic growth and employment figures resulted in price volatility and ultimately in below average returns from bonds for the twelve months ended March 31, 2004.

     In anticipation of rising interest rates, The Government Street Bond Fund's
(GSBF) portfolio has continuously been adjusted over the past year to a more and more defensive position. On March 31, 2004 the Fund's portfolio had an average maturity of 3.8 years - the lowest in the Fund's 13 year history. By comparison, the average maturities of the Lehman Aggregate Bond Index and the Lehman
Government/Corporate Intermediate Bond Index were 7.3 years and 4.5 years, respectively.

     As a result of the Fund's defensive strategy (i.e., its short average maturity), it has under-performed its benchmark over the twelve months ended March 31, 2004. The GSBF's return was 3.34% compared to the 5.30% return of the Lehman Government/Corporate Intermediate Bond Index (the Index). The following chart outlines the defensive structure and investment return of the Fund (compared to the Index) by sector:

--------------------------------------------------------------------------------
                                   DURATION              12 MOS. RETURN
--------------------------------------------------------------------------------
                                GSBF*     LGCI**         GSBF*     LGCI**
--------------------------------------------------------------------------------
 U.S. Treasuries              2.7 Yrs    3.5 Yrs         3.17%     3.48%
 Agencies                     4.8 Yrs    3.3 Yrs         3.97%     3.75%
 Corporate Bonds              2.7 Yrs    4.2 Yrs         5.22%     7.50%
--------------------------------------------------------------------------------
*    Government Street Bond Fund
**   Lehman Government/Corporate Intermediate Bond Index

     As outlined above, the Fund's underperformance was particularly acute in the corporate sector of the Fund where its shorter, high quality issues caused it to give up return to the Index where there was a premium gained for longer, lower quality securities.

     Interest rates are poised to rise in the months ahead; if they do, bond prices will fall. Yet, we believe that the GSBF's short, high quality portfolio will provide stability to the Fund during the volatile interest rate environment that we anticipate over the next twelve months.

     For the year ended March 31, 2004, The Government Street Bond Fund's ratio of net investment income to average net assets was 3.65%. Net assets of the fund were $64,004,940; net asset value was $21.24.

THE ALABAMA TAX FREE BOND FUND
------------------------------
     Tax exempt yields and municipal bond prices experienced considerable volatility during 2003. Despite this volatility, the Alabama Tax Free Bond Fund (ALABX) ended its fiscal year (March 31, 2004) with its net asset value within one penny of where it began - $10.89 on March 31, 2003 versus $10.90 on March 31, 2004.

     The total return of the Fund was 3.40% for the twelve months ended March 31, 2004 compared to 4.53% for the Lipper Intermediate Municipal Fund Index (the Index). This underperformance is attributable to the Fund's having a shorter average maturity and higher average quality than that of the Index. By contrast the ALABX has only 1.5% of its bonds rated less than A; the funds, which comprise the Index, have an average of 10% of their portfolios in securities with ratings less than A. Further, the average maturities of the funds in the Index are 7.5 years versus 6.0 years for the ALABX.

     In addition, the Fund has taken a defensive position in anticipation of higher interest rates in the months ahead by maintaining higher than normal cash levels and by continuing to shorten the average maturity of the Fund during the past twelve months. The longest maturity of any bond acquired during the year was 7 years, and the weighted average maturity of all purchases was approximately 4.5 years. This shortening of its average maturity, and consequently its duration, was a move directed at preserving the Fund's principal value. Indeed, the Federal Reserve has already laid the groundwork to begin raising rates at some point during the summer of 2004. In that event, the ALABX should be well positioned to benefit on a relative basis if not on an absolute one.

     At March 31, 2004, the net assets of the fund were $38,702,253; net asset value was $10.90; and the ratio of net investment income to average net assets was 3.26%.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell                /s/ Richard Mitchell

     Thomas W. Leavell                    Richard Mitchell
     President                            President
     T. Leavell & Associates, Inc.        The Government Street Funds

                                      THE GOVERNMENT STREET EQUITY FUND
                                      ---------------------------------

      COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000  INVESTMENT  IN THE  GOVERNMENT STREET EQUITY
                    FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                       THE GOVERNMENT STREET EQUITY FUND:
              ----------------------------                       ---------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           0.42%          10,042              06/30/94        -3.00%           9,700
       09/30/94           4.89%          10,534              09/30/94         5.37%          10,221
       12/31/94          -0.02%          10,531              12/31/94        -1.91%          10,025
       03/31/95           9.74%          11,557              03/31/95         6.75%          10,702
       06/30/95           9.55%          12,660              06/30/95         7.18%          11,471
       09/30/95           7.95%          13,666              09/30/95         6.05%          12,165
       12/31/95           6.02%          14,489              12/31/95         5.01%          12,774
       03/31/96           5.37%          15,267              03/31/96         5.53%          13,480
       06/30/96           4.49%          15,952              06/30/96         2.87%          13,868
       09/30/96           3.09%          16,445              09/30/96         5.17%          14,585
       12/31/96           8.34%          17,816              12/31/96         6.40%          15,518
       03/31/97           2.68%          18,293              03/31/97         1.59%          15,764
       06/30/97          17.46%          21,487              06/30/97        16.58%          18,379
       09/30/97           7.49%          23,097              09/30/97         6.15%          19,509
       12/31/97           2.87%          23,760              12/31/97         1.69%          19,839
       03/31/98          13.95%          27,074              03/31/98        10.70%          21,961
       06/30/98           3.30%          27,968              06/30/98         1.63%          22,320
       09/30/98          -9.95%          25,186              09/30/98        -9.05%          20,300
       12/31/98          21.30%          30,550              12/31/98        20.92%          24,546
       03/31/99           4.98%          32,072              03/31/99         2.72%          25,214
       06/30/99           7.05%          34,333              06/30/99         7.69%          27,154
       09/30/99          -6.24%          32,189              09/30/99        -6.56%          25,372
       12/31/99          14.88%          36,979              12/31/99        13.88%          28,893
       03/31/00           2.29%          37,827              03/31/00         4.66%          30,240
       06/30/00          -2.66%          36,822              06/30/00        -1.94%          29,653
       09/30/00          -0.97%          36,465              09/30/00        -0.37%          29,542
       12/31/00          -7.82%          33,612              12/31/00        -5.94%          27,786
       03/31/01         -11.86%          29,627              03/31/01       -13.60%          24,007
       06/30/01           5.85%          31,361              06/30/01         4.18%          25,010
       09/30/01         -14.68%          26,758              09/30/01       -13.10%          21,733
       12/31/01          10.69%          29,617              12/31/01        11.22%          24,171
       03/31/02           0.27%          29,698              03/31/02         0.70%          24,339
       06/30/02         -13.40%          25,720              06/30/02       -13.17%          21,133
       09/30/02         -17.28%          21,276              09/30/02       -15.90%          17,772
       12/31/02           8.44%          23,071              12/31/02         7.03%          19,022
       03/31/03          -3.15%          22,345              03/31/03        -3.36%          18,384
       06/30/03          15.39%          25,784              06/30/03        14.91%          21,125
       09/30/03           2.65%          26,467              09/30/03         3.08%          21,776
       12/31/03          12.18%          29,689              12/31/03        11.91%          24,368
       03/31/04           1.69%          30,192              03/31/04         2.67%          25,019


                   CONSUMER PRICE INDEX:
                  ---------------------

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/01           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                       Average Annual Total  Returns(a)
                                       (for years ended March 31, 2004)

                                     1 YEAR        5 YEARS       10 YEARS

The Government Street Equity Fund     36.09%        (0.16%)        9.60%
Standard & Poor's 500 Index           35.12%        (1.20%)       11.68%
Consumer Price Index                   1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      THE GOVERNMENT STREET MID-CAP FUND
                                      ----------------------------------

      COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000  INVESTMENT  IN THE  GOVERNMENT STREET MID-CAP
                             FUND, AND THE STANDARD & POOR'S MIDCAP 400 INDEX


[GRAPHIC OMITTED]

          STANDARD & POOR'S MIDCAP 400 INDEX:                  THE GOVERNMENT STREET MID-CAP FUND:
          ----------------------------------                   ----------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       11/17/03                          10,000              11/17/03                        10,000
       12/31/03           4.35%          10,435              12/31/03         2.18%          10,218
       03/31/04           5.06%          10,963              03/31/04         4.55%          10,683

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                                  Total Return(a)
                                      (for the period ended March 31, 2004)

                                                SINCE  INCEPTION*
The  Government  Street Mid-Cap Fund                  6.83%
Standard & Poor's MidCap 400 Index                    9.63%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.
--------------------------------------------------------------------------------


                                      THE GOVERNMENT STREET BOND FUND
                                      -------------------------------

        COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT STREET BOND FUND,
          THE LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX AND THE 90-DAY TREASURY BILL INDEX


[GRAPHIC OMITTED]

            LEHMAN GOVERNMENT/
            CORPORATE INTERMEDIATE BOND INDEX:                  THE GOVERNMENT STREET BOND FUND:
           ----------------------------------                   -------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94          -0.60%           9,940              06/30/94        -0.72%           9,928
       09/30/94           0.82%          10,022              09/30/94         0.70%           9,998
       12/31/94          -0.11%          10,010              12/31/94        -0.30%           9,968
       03/31/95           4.39%          10,450              03/31/95         4.46%          10,412
       06/30/95           5.00%          10,972              06/30/95         5.24%          10,958
       09/30/95           1.66%          11,154              09/30/95         1.44%          11,115
       12/31/95           3.52%          11,546              12/31/95         3.54%          11,509
       03/31/96          -0.83%          11,450              03/31/96        -0.99%          11,395
       06/30/96           0.63%          11,522              06/30/96         0.61%          11,464
       09/30/96           1.78%          11,727              09/30/96         1.73%          11,663
       12/31/96           2.45%          12,014              12/31/96         2.30%          11,931
       03/31/97          -0.11%          12,001              03/31/97        -0.10%          11,919
       06/30/97           2.95%          12,355              06/30/97         2.90%          12,264
       09/30/97           2.70%          12,689              09/30/97         2.76%          12,603
       12/31/97           2.14%          12,960              12/31/97         2.09%          12,866
       03/31/98           1.56%          13,162              03/31/98         1.55%          13,065
       06/30/98           1.88%          13,410              06/30/98         1.87%          13,309
       09/30/98           4.49%          14,012              09/30/98         3.77%          13,811
       12/31/98           0.29%          14,053              12/31/98         0.07%          13,821
       03/31/99          -0.19%          14,026              03/31/99        -0.39%          13,767
       06/30/99          -0.40%          13,970              06/30/99        -1.24%          13,596
       09/30/99           0.92%          14,098              09/30/99         0.67%          13,688
       12/31/99           0.05%          14,105              12/31/99        -0.05%          13,680
       03/31/00           1.50%          14,317              03/31/00         1.31%          13,859
       06/30/00           1.69%          14,559              06/30/00         1.64%          14,087
       09/30/00           2.88%          14,978              09/30/00         3.09%          14,522
       12/31/00           3.70%          15,532              12/31/00         3.86%          15,083
       03/31/01           3.40%          16,060              03/31/01         3.14%          15,557
       06/30/01           0.67%          16,168              06/30/01         0.54%          15,642
       09/30/01           4.61%          16,913              09/30/01         4.29%          16,313
       12/31/01           0.09%          16,929              12/31/01        -0.06%          16,304
       03/31/02          -0.23%          16,890              03/31/02         0.08%          16,316
       06/30/02           3.55%          17,489              06/30/02         3.02%          16,809
       09/30/02           4.53%          18,281              09/30/02         3.62%          17,417
       12/31/02           1.69%          18,590              12/31/02         1.40%          17,661
       03/31/03           1.50%          18,869              03/31/03         1.03%          17,844
       06/30/03           2.72%          19,382              06/30/03         1.77%          18,160
       09/30/03          -0.02%          19,378              09/30/03        -0.15%          18,133
       12/31/03           0.06%          19,390              12/31/03         0.29%          18,185
       03/31/04           2.47%          19,869              03/31/04         1.40%          18,439


            90-DAY TREASURY BILL INDEX:
            ---------------------------

                      QTRLY
         DATE         RETURN        BALANCE
         ----         ------        -------
       03/31/94                      10,000
       06/30/94        0.96%         10,096
       09/30/94        1.08%         10,205
       12/31/94        1.33%         10,340
       03/31/95        1.50%         10,495
       06/30/95        1.50%         10,653
       09/30/95        1.42%         10,805
       12/31/95        1.47%         10,964
       03/31/96        1.23%         11,099
       06/30/96        1.29%         11,242
       09/30/96        1.38%         11,397
       12/31/96        1.30%         11,545
       03/31/97        1.28%         11,693
       06/30/97        1.36%         11,852
       09/30/97        1.34%         12,011
       12/31/97        1.25%         12,161
       03/31/98        1.30%         12,319
       06/30/98        1.29%         12,478
       09/30/98        1.42%         12,655
       12/31/98        1.13%         12,797
       03/31/99        1.06%         12,933
       06/30/99        1.20%         13,087
       09/30/99        1.27%         13,253
       12/31/99        1.25%         13,418
       03/31/00        1.40%         13,605
       06/30/00        1.52%         13,811
       09/30/00        1.51%         14,019
       12/31/00        1.63%         14,248
       03/31/01        1.51%         14,462
       06/30/01        1.12%         14,624
       09/30/01        1.08%         14,783
       12/31/01        0.64%         14,877
       03/31/02        0.43%         14,941
       06/30/02        0.43%         15,005
       09/30/02        0.43%         15,069
       12/31/02        0.39%         15,128
       03/31/03        0.30%         15,174
       06/30/03        0.25%         15,211
       09/30/03        0.24%         15,248
       12/31/03        0.24%         15,285
       03/31/04        0.23%         15,320


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                          (for years ended March 31, 2004)

                                          1 YEAR     5 YEARS    10 YEARS

The Government Street Bond Fund            3.34%       6.02%      6.31%
Lehman Government/Corporate
Intermediate Bond Index                    5.30%       7.21%      7.11%
90-Day Treasury Bill Index                 0.96%       3.45%      4.36%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                      THE ALABAMA TAX FREE BOND FUND
                                      ------------------------------

        COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALABAMA TAX FREE BOND FUND,
          THE LEHMAN 7-YEAR G.O. MUNICIPAL BOND INDEX, THE LEHMAN 3-YEAR MUNICIPAL BOND INDEX AND
                                 THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX


[GRAPHIC OMITTED]


           LEHMAN 3-YEAR MUNICIPAL BOND INDEX:                  THE ALABAMA TAX FREE BOND FUND:
           ----------------------------------                   ------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           1.09%          10,109              06/30/94         0.63%          10,063
       09/30/94           0.93%          10,203              09/30/94         0.54%          10,117
       12/31/94           0.01%          10,204              12/31/94        -1.17%           9,999
       03/31/95           2.81%          10,491              03/31/95         4.67%          10,466
       06/30/95           2.12%          10,713              06/30/95         2.68%          10,746
       09/30/95           2.14%          10,941              09/30/95         2.14%          10,976
       12/31/95           1.54%          11,109              12/31/95         2.41%          11,241
       03/31/96           0.56%          11,172              03/31/96        -0.36%          11,200
       06/30/96           0.81%          11,262              06/30/96         0.26%          11,230
       09/30/96           1.32%          11,411              09/30/96         1.68%          11,418
       12/31/96           1.68%          11,602              12/31/96         2.16%          11,665
       03/31/97           0.41%          11,650              03/31/97        -0.31%          11,628
       06/30/97           1.85%          11,865              06/30/97         2.45%          11,913
       09/30/97           1.71%          12,068              09/30/97         2.03%          12,156
       12/31/97           1.42%          12,240              12/31/97         2.02%          12,401
       03/31/98           1.03%          12,366              03/31/98         0.74%          12,494
       06/30/98           1.13%          12,506              06/30/98         1.15%          12,637
       09/30/98           1.98%          12,753              09/30/98         2.59%          12,965
       12/31/98           0.97%          12,877              12/31/98         0.57%          13,038
       03/31/99           1.11%          13,020              03/31/99         0.36%          13,085
       06/30/99          -0.44%          12,962              06/30/99        -1.64%          12,871
       09/30/99           1.00%          13,092              09/30/99         0.30%          12,909
       12/31/99           0.29%          13,130              12/31/99         0.00%          12,910
       03/31/00           1.01%          13,263              03/31/00         1.71%          13,130
       06/30/00           1.39%          13,447              06/30/00         1.21%          13,289
       09/30/00           1.61%          13,664              09/30/00         1.89%          13,540
       12/31/00           2.09%          13,949              12/31/00         3.15%          13,967
       03/31/01           2.62%          14,315              03/31/01         2.19%          14,273
       06/30/01           1.21%          14,488              06/30/01         0.47%          14,340
       09/30/01           2.37%          14,831              09/30/01         2.27%          14,666
       12/31/01           0.24%          14,867              12/31/01        -0.61%          14,576
       03/31/02           0.51%          14,943              03/31/02         0.47%          14,645
       06/30/02           2.94%          15,381              06/30/02         3.39%          15,142
       09/30/02           2.23%          15,724              09/30/02         3.88%          15,729
       12/31/02           0.91%          15,867              12/31/02         0.47%          15,803
       03/31/03           0.84%          16,001              03/31/03         0.70%          15,915
       06/30/03           0.88%          16,141              06/30/03         1.95%          16,225
       09/30/03           1.10%          16,319              09/30/03         0.19%          16,256
       12/31/03          -0.17%          16,291              12/31/03         0.36%          16,314
       03/31/04           0.93%          16,443              03/31/04         0.87%          16,456


        LEHMAN 7-YEAR G.O.MUNICIPAL BOND INDEX:              LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
        --------------------------------------               ----------------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           1.38%          10,138              06/30/94         0.92%          10,092
       09/30/94           0.77%          10,216              09/30/94         0.59%          10,152
       12/31/94          -1.00%          10,114              12/31/94        -1.12%          10,038
       03/31/95           5.42%          10,662              03/31/95         4.98%          10,538
       06/30/95           2.69%          10,948              06/30/95         2.25%          10,774
       09/30/95           3.29%          11,309              09/30/95         2.40%          11,033
       12/31/95           2.46%          11,587              12/31/95         2.68%          11,329
       03/31/96          -0.21%          11,562              03/31/96        -0.54%          11,267
       06/30/96           0.29%          11,596              06/30/96         0.44%          11,317
       09/30/96           1.88%          11,814              09/30/96         1.83%          11,525
       12/31/96           2.57%          12,118              12/31/96         2.20%          11,779
       03/31/97          -0.15%          12,099              03/31/97        -0.02%          11,776
       06/30/97           2.78%          12,436              06/30/97         2.64%          12,088
       09/30/97           2.67%          12,768              09/30/97         2.45%          12,384
       12/31/97           2.19%          13,047              12/31/97         2.16%          12,651
       03/31/98           1.15%          13,197              03/31/98         0.96%          12,772
       06/30/98           1.12%          13,345              06/30/98         1.22%          12,928
       09/30/98           3.34%          13,791              09/30/98         2.78%          13,286
       12/31/98           0.63%          13,878              12/31/98         0.57%          13,362
       03/31/99           0.79%          13,988              03/31/99         0.56%          13,436
       06/30/99          -1.64%          13,758              06/30/99        -1.67%          13,211
       09/30/99           0.80%          13,868              09/30/99         0.06%          13,220
       12/31/99          -0.09%          13,856              12/31/99        -0.31%          13,178
       03/31/00           1.51%          14,065              03/31/00         1.76%          13,411
       06/30/00           1.66%          14,298              06/30/00         1.21%          13,573
       09/30/00           2.25%          14,620              09/30/00         2.09%          13,857
       12/31/00           3.37%          15,113              12/31/00         3.35%          14,321
       03/31/01           2.57%          15,501              03/31/01         2.26%          14,645
       06/30/01           0.73%          15,614              06/30/01         0.74%          14,753
       09/30/01           2.75%          16,044              09/30/01         2.59%          15,135
       12/31/01          -0.93%          15,895              12/31/01        -0.84%          15,008
       03/31/02           0.95%          16,046              03/31/02         0.72%          15,116
       06/30/02           4.26%          16,729              06/30/02         3.54%          15,651
       09/30/02           4.36%          17,458              09/30/02         3.87%          16,257
       12/31/02           0.13%          17,481              12/31/02         0.02%          16,261
       03/31/03           1.36%          17,719              03/31/03         0.99%          16,421
       06/30/03           2.66%          18,190              06/30/03         2.20%          16,782
       09/30/03           0.60%          18,299              09/30/03         0.20%          16,816
       12/31/03           0.87%          18,459              12/31/03         0.91%          16,969
       03/31/04           1.51%          18,737              03/31/04         1.16%          17,166


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                         (for years ended March 31, 2004)

                                          1 YEAR     5 YEARS    10 YEARS

The Alabama Tax Free Bond Fund             3.40%       4.69%      5.11%
Lehman 7-Year G.O. Municipal Bond Index    5.75%       6.02%      6.48%
Lehman 3-Year Municipal Bond Index         2.76%       4.78%      5.10%
Lipper Intermediate Municipal Fund Index   4.53%       5.02%      5.50%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
======================================================================================================
                                             GOVERNMENT     GOVERNMENT      GOVERNMENT      ALABAMA
                                               STREET         STREET          STREET        TAX FREE
                                               EQUITY        MID-CAP           BOND           BOND
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ..................   $ 91,693,532   $ 18,932,697    $ 62,985,126   $ 36,714,170
                                            ============   ============    ============   ============
   At value (Note 1) ....................   $130,015,868   $ 19,342,102    $ 65,487,555   $ 38,718,173
Dividends and interest receivable .......        144,379         12,460         687,038        423,466
Receivable for capital shares sold ......         71,724         25,780          34,779        264,250
Other assets ............................          2,639          1,675           1,911          2,185
                                            ------------   ------------    ------------   ------------
   TOTAL ASSETS .........................    130,234,610     19,382,017      66,211,283     39,408,074
                                            ------------   ------------    ------------   ------------

LIABILITIES
Distributions payable ...................          3,919          6,773          12,683         23,786
Payable for investment securities purchased      271,420        125,548       2,097,917        404,443
Payable for capital shares redeemed .....        158,254          7,966          59,956        257,333
Accrued investment advisory fees (Note 3)         50,655          2,442          27,031         10,609
Accrued administration fees (Note 3) ....         12,500          4,000           4,100          4,600
Other accrued expenses ..................         19,240          8,300           4,656          5,050
                                            ------------   ------------    ------------   ------------
   TOTAL LIABILITIES ....................        515,988        155,029       2,206,343        705,821
                                            ------------   ------------    ------------   ------------

NET ASSETS ..............................   $129,718,622   $ 19,226,988    $ 64,004,940   $ 38,702,253
                                            ============   ============    ============   ============


Net assets consist of:
Paid-in capital .........................   $ 94,223,151   $ 18,817,511    $ 63,287,634   $ 36,812,687
Undistributed (overdistributed) net
   investment income ....................            212           --          (502,180)        11,983
Accumulated net realized gains (losses)
   from security transactions ...........     (2,827,077)            72      (1,282,943)      (126,420)
Net unrealized appreciation
   on investments .......................     38,322,336        409,405       2,502,429      2,004,003
                                            ------------   ------------    ------------   ------------

NET ASSETS ..............................   $129,718,622   $ 19,226,988    $ 64,004,940   $ 38,702,253
                                            ============   ============    ============   ============


Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) .......................      2,813,681      1,861,129       3,013,699      3,551,112
                                            ============   ============    ============   ============

Net asset value, offering price and
   redemption price per share (Note 1) ..   $      46.10   $      10.33    $      21.24   $      10.90
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004(a)
======================================================================================================
                                             GOVERNMENT     GOVERNMENT      GOVERNMENT      ALABAMA
                                               STREET         STREET          STREET        TAX FREE
                                               EQUITY        MID-CAP           BOND           BOND
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................   $     31,169   $      9,617    $  2,669,171   $  1,412,498
   Dividends ............................      1,750,006         59,266            --             --
                                            ------------   ------------    ------------   ------------
       TOTAL INVESTMENT INCOME ..........      1,781,175         68,883       2,669,171      1,412,498
                                            ------------   ------------    ------------   ------------

EXPENSES
   Investment advisory fees (Note 3) ....        670,074         42,743         306,966        126,684
   Administration fees (Note 3) .........        133,235         17,867          46,164         51,521
   Custodian fees .......................         18,555         11,331          12,249          5,800
   Professional fees ....................         15,241          4,228          15,241         13,141
   Trustees' fees and expenses ..........         12,252          3,700          12,252         12,252
   Pricing costs ........................          4,278          1,104          11,217         14,766
   Postage and supplies .................          9,215          2,057           6,452          6,291
   Registration fees ....................          4,966          5,368           3,316          3,038
   Insurance expense ....................          7,377           --             5,236          3,458
   Organization expense (Note 3) ........           --            9,000            --             --
   Printing of shareholder reports ......          4,645           --             2,206          1,956
   Other expenses .......................         24,762          1,225           9,131          5,480
                                            ------------   ------------    ------------   ------------
       TOTAL EXPENSES ...................        904,600         98,623         430,430        244,387
   Fees waived and expenses reimbursed
       by the Adviser (Note 3) ..........           --          (35,934)           --        ( 9,117 )
                                            ------------   ------------    ------------   ------------
       NET EXPENSES .....................        904,600         62,689         430,430        235,270
                                            ------------   ------------    ------------   ------------

NET INVESTMENT INCOME ...................        876,575          6,194       2,238,741      1,177,228
                                            ------------   ------------    ------------   ------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains from
       security transactions ............        137,945        626,308         246,673         35,552
   Net change in unrealized appreciation/
       depreciation on investments ......     32,066,879        409,405        (504,701)       (49,125)
                                            ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     32,204,824      1,035,713        (258,028)       (13,573)
                                            ------------   ------------    ------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................   $ 33,081,399   $  1,041,907    $  1,980,713   $  1,163,655
                                            ============   ============    ============   ============


(a) Except for the Government Street Mid-Cap Fund, which represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                              GOVERNMENT
                                                       GOVERNMENT STREET        STREET
                                                          EQUITY FUND        MID-CAP FUND
                                                 ---------------------------------------------
                                                      YEAR             YEAR         PERIOD
                                                      ENDED            ENDED         ENDED
                                                     MARCH 31,        MARCH 31,     MARCH 31,
                                                       2004             2003         2004(a)
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ....................    $    876,575     $    700,239   $      6,194
   Net realized gains (losses) from
       security transactions ................         137,945       (2,223,200)       626,308
   Net change in unrealized appreciation/
       depreciation on investments ..........      32,066,879      (25,347,255)       409,405
                                                 ------------     ------------   ------------
Net increase (decrease)
   in net assets from operations ............      33,081,399      (26,870,216)     1,041,907
                                                 ------------     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...............        (880,061)        (706,615)        (6,194)
   From realized capital gains
       on security transactions .............            --               --         (626,236)
                                                 ------------     ------------   ------------
Net decrease in net assets from
   distributions to shareholders ............        (880,061)        (706,615)      (632,430)
                                                 ------------     ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................      18,216,784       17,382,051     18,409,380
   Net asset value of shares issued in
       reinvestment of distributions
       to shareholders ......................         860,742          690,021        625,460
   Payments for shares redeemed .............      (9,397,421)      (8,358,649)      (217,329)
                                                 ------------     ------------   ------------
Net increase in net assets from
       capital share transactions ...........       9,680,105        9,713,423     18,817,511
                                                 ------------     ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................      41,881,443      (17,863,408)    19,226,988

NET ASSETS
   Beginning of period ......................      87,837,179      105,700,587           --
                                                 ------------     ------------   ------------
   End of period ............................    $129,718,622     $ 87,837,179   $ 19,226,988
                                                 ============     ============   ============

UNDISTRIBUTED NET INVESTMENT
   INCOME ...................................    $        212     $      3,698   $       --
                                                 ============     ============   ============

CAPITAL SHARE ACTIVITY
   Sold .....................................         441,342          463,686      1,821,519
   Reinvested ...............................          20,271           19,604         60,561
   Redeemed .................................        (221,317)        (230,214)       (20,951)
                                                 ------------     ------------   ------------
   Net increase in shares outstanding .......         240,296          253,076      1,861,129
   Shares outstanding, beginning of period ..       2,573,385        2,320,309           --
                                                 ------------     ------------   ------------
   Shares outstanding, end of period ........       2,813,681        2,573,385      1,861,129
                                                 ============     ============   ============


(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                 GOVERNMENT STREET              ALABAMA TAX FREE
                                                      BOND FUND                     BOND FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $  2,238,741   $  2,630,557    $  1,177,228   $  1,253,434
   Net realized gains from security
       transactions .....................        246,673        121,101          35,552            603
   Net change in unrealized appreciation/
       depreciation on investments ......       (504,701)     2,318,872         (49,125)     1,523,364
                                            ------------   ------------    ------------   ------------
Net increase in net assets from operations     1,980,713      5,070,530       1,163,655      2,777,401
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (2,903,909)    (2,956,335)     (1,173,843)    (1,246,713)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............     10,595,033      6,717,233       7,006,726      3,565,649
   Net asset value of shares issued in
       reinvestment of distributions
       to shareholders ..................      2,739,667      2,799,416         869,547        880,193
   Payments for shares redeemed .........     (7,071,137)    (6,654,729)     (3,892,384)    (2,851,419)
                                            ------------   ------------    ------------   ------------
Net increase in net assets from
   capital share transactions ...........      6,263,563      2,861,920       3,983,889      1,594,423
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE IN NET ASSETS ............      5,340,367      4,976,115       3,973,701      3,125,111

NET ASSETS
   Beginning of year ....................     58,664,573     53,688,458      34,728,552     31,603,441
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 64,004,940   $ 58,664,573    $ 38,702,253   $ 34,728,552
                                            ============   ============    ============   ============

UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME ................   $ ( 502,180)   $ ( 672,701)    $     11,983   $     33,776
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        495,424        314,578         641,837        332,470
   Reinvested ...........................        128,622        130,931          79,823         81,647
   Redeemed .............................       (332,138)      (310,972)       (358,193)      (265,360)
                                            ------------   ------------    ------------   ------------
   Net increase in shares outstanding ...        291,908        134,537         363,467        148,757
   Shares outstanding, beginning of year       2,721,791      2,587,254       3,187,645      3,038,888
                                            ------------   ------------    ------------   ------------
   Shares outstanding, end of year ......      3,013,699      2,721,791       3,551,112      3,187,645
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                    2004         2003        2002       2001      2000
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   34.13    $   45.55   $   45.14  $   57.07  $   48.10
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.32         0.28        0.21       0.19       0.18
   Net realized and unrealized
       gains (losses) on investments ........       11.97       (11.42)       0.41     (11.93)      9.39
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............       12.29       (11.14)       0.62     (11.74)      9.57
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
   Dividends from net
       investment income ....................       (0.32)       (0.28)      (0.21)     (0.19)     (0.18)
   Distributions from net realized gains ....          --           --          --         --      (0.42)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.32)       (0.28)      (0.21)     (0.19)     (0.60)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   46.10    $   34.13   $   45.55  $   45.14  $   57.07
                                                =========    =========   =========  =========  =========

Total return (a) ............................       36.09%      (24.47%)      1.38%    (20.61%)    19.93%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $ 129,719    $  87,837   $ 105,701   $ 95,511   $116,447
                                                =========    =========   =========  =========  =========

Ratio of expenses to average net assets .....        0.79%        0.81%       0.80%      0.80%      0.83%

Ratio of net investment income
   to average net assets ....................        0.77%        0.76%       0.47%      0.36%      0.35%

Portfolio turnover rate .....................          15%          12%         17%        11%        17%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.


THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31, 2004(a)
========================================================================================================
Net asset value at beginning of period ..............................................    $   10.00
                                                                                         ---------

Income from investment operations:
   Net investment income ............................................................         0.01
   Net realized and unrealized gains on investments .................................         0.68
                                                                                         ---------
Total from investment operations ....................................................         0.69
                                                                                         ---------

Less distributions:
   Dividends from net investment income .............................................        (0.01)
   Distributions from net realized gains ............................................        (0.35)
                                                                                         ---------
Total distributions .................................................................        (0.36)
                                                                                         ---------

Net asset value at end of period ....................................................    $   10.33
                                                                                         =========


Total return (not annualized)(b) ....................................................         6.83%
                                                                                         =========


Net assets at end of period (000's) .................................................    $  19,227
                                                                                         =========


Ratio of net expenses to average net assets(c) ......................................       1.09%(d)

Ratio of net investment income to average net assets ................................       0.11%(d)

Portfolio turnover rate .............................................................        177%(d)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 2004 (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                   2004          2003      2002(a)     2001       2000
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   21.55    $   20.75   $   20.90  $   19.79  $   20.90
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.81         0.99        1.07       1.23       1.23
   Net realized and unrealized
       gains (losses) on investments ........       (0.11)        0.92       (0.06)      1.11      (1.11)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.70         1.91        1.01       2.34       0.12
                                                ---------    ---------   ---------  ---------  ---------

Dividends from net investment income ........       (1.01)       (1.11)      (1.16)     (1.23)     (1.23)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   21.24    $   21.55   $   20.75  $   20.90  $   19.79
                                                =========    =========   =========  =========  =========


Total return (b) ............................        3.34%        9.36%       4.88%     12.25%      0.67%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  64,005    $  58,665   $  53,688  $  49,180  $  45,156
                                                =========    =========   =========  =========  =========


Ratio of expenses to average net assets .....        0.70%        0.71%       0.70%      0.69%      0.70%

Ratio of net investment income
   to average net assets ....................        3.65%        4.62%       5.06%      6.12%      6.12%

Portfolio turnover rate .....................          33%          39%         18%         9%        20%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                   2004          2003      2002(a)     2001       2000
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   10.89    $   10.40   $   10.55  $   10.13  $   10.54
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.35         0.40        0.42       0.44       0.44
   Net realized and unrealized
       gains (losses) on investments ........        0.01         0.49       (0.15)      0.42      (0.41)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.36         0.89        0.27       0.86       0.03
                                                ---------    ---------   ---------  ---------  ---------

Dividends from net investment income ........       (0.35)       (0.40)      (0.42)     (0.44)     (0.44)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   10.90    $   10.89   $   10.40  $   10.55  $   10.13
                                                =========    =========   =========  =========  =========

Total return(b) .............................        3.40%        8.67%       2.61%      8.71%      0.34%
                                                =========    =========   =========  =========  =========

Net assets at end of year (000's) ...........   $  38,702    $  34,729   $  31,603  $  28,091  $  23,048
                                                =========    =========   =========  =========  =========

Ratio of net expenses to
   average net assets(c) ....................        0.65%        0.65%       0.65%      0.65%      0.65%

Ratio of net investment income
   to average net assets ....................        3.26%        3.74%       4.02%      4.29%      4.32%

Portfolio turnover rate .....................          10%           9%         10%         6%        19%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.68%, 0.69%, 0.71%, 0.71% and 0.72% for the years ended March 31, 2004, 2003, 2002,
     2001, and 2000, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 98.9%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 11.4%
     9,000       Abercrombie & Fitch Company - Class A (a) ....    $    304,560
    23,000       Applebee's International, Inc. ...............         951,050
    19,000       Comcast Corporation - Class A (a) ............         546,060
    15,000       Harrah's Entertainment, Inc. .................         823,350
    30,000       Hasbro, Inc. .................................         652,500
    51,500       Home Depot, Inc. .............................       1,924,040
    32,000       Johnson Controls, Inc. .......................       1,892,800
     5,500       NIKE, Inc. - Class B .........................         428,285
     5,500       Omnicom Group, Inc. ..........................         441,375
    14,000       Pulte Corporation ............................         778,400
    20,000       RadioShack Corporation .......................         663,200
    28,000       Sears, Roebuck & Company .....................       1,202,880
    20,000       Target Corporation ...........................         900,800
    12,000       Tribune Company ..............................         605,280
    29,000       Viacom, Inc. - Class A .......................       1,146,660
    40,000       Walt Disney Company (The) ....................         999,600
    14,000       Williams-Sonoma, Inc. (a) ....................         478,800
                                                                   ------------
                                                                     14,739,640
                                                                   ------------
                 CONSUMER STAPLES -- 11.6%
    33,000       Altria Group, Inc. ...........................       1,796,850
    20,000       Anheuser-Busch Companies, Inc. ...............       1,020,000
    20,000       Avon Products, Inc. ..........................       1,517,400
    14,000       Clorox Company (The) .........................         684,740
    44,000       Coca-Cola Enterprises, Inc. ..................       1,063,480
     4,260       J.M. Smucker Company (The) ...................         224,843
    20,000       PepsiCo, Inc. ................................       1,077,000
    21,000       Procter & Gamble Company .....................       2,202,480
    24,500       SYSCO Corporation ............................         956,725
    24,000       Unilever N.V. - ADR ..........................       1,666,560
    25,000       Walgreen Company .............................         823,750
    34,000       Wal-Mart Stores, Inc. ........................       2,029,460
                                                                   ------------
                                                                     15,063,288
                                                                   ------------
                 ENERGY -- 5.3%
    21,314       Apache Corporation ...........................         920,125
    33,082       BP PLC - ADR .................................       1,693,799
    13,000       ChevronTexaco Corporation ....................       1,141,140
    11,000       ConocoPhillips ...............................         767,910
    31,300       Exxon Mobil Corporation ......................       1,301,767
    24,000       Nabors Industries, Inc. (a) ..................       1,098,000
                                                                   ------------
                                                                      6,922,741
                                                                   ------------
                 FINANCIALS -- 17.7%
    35,080       Aegon N.V. - ADR .............................         450,778
    45,000       AFLAC, Inc. ..................................       1,806,300
    30,000       American Express Company .....................       1,555,500
    38,500       American International Group, Inc. ...........       2,746,975
    17,000       Bank of America Corporation ..................       1,376,660
    35,000       BB&T Corporation .............................       1,235,500
    36,000       Charles Schwab Corporation ...................         417,960

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 98.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 FINANCIALS-- 17.7% (Continued)
    48,833       Citigroup, Inc. ..............................    $  2,524,666
    14,000       Fifth Third Bancorp ..........................         775,180
    35,000       FleetBoston Financial Corporation ............       1,571,500
    14,000       Marsh & McLennan Companies, Inc. .............         648,200
    40,000       MBNA Corporation .............................       1,105,200
    14,000       Progressive Corporation ......................       1,226,400
    13,000       Saint Paul Companies, Inc. ...................         520,130
    30,000       SLM Corporation ..............................       1,255,500
    50,000       Synovus Financial Corporation ................       1,222,500
    75,000       U.S. Bancorp .................................       2,073,750
     9,000       Washington Mutual, Inc. ......................         384,390
                                                                   ------------
                                                                     22,897,089
                                                                   ------------
                 HEALTHCARE -- 15.8%
    15,000       Amgen, Inc. (a) ..............................         872,550
    34,000       Becton, Dickinson & Company ..................       1,648,320
    31,750       Biomet, Inc. .................................       1,217,930
    41,000       Cardinal Health, Inc. ........................       2,824,900
    44,000       Elan Corporation (a) .........................         907,280
    17,000       Eli Lilly & Company ..........................       1,137,300
    21,000       Forest Lab, Inc. (a) .........................       1,504,020
    11,000       Henry Schein, Inc. (a) .......................         785,620
    20,000       Johnson & Johnson ............................       1,014,400
    20,000       Medtronic, Inc. ..............................         955,000
    24,900       Merck & Company, Inc. ........................       1,100,331
    63,000       Pfizer, Inc. .................................       2,208,150
    37,000       UnitedHealth Group, Inc. .....................       2,384,280
    11,000       Wellpoint Health Networks, Inc. (a) ..........       1,250,920
    10,000       Zimmer Holdings, Inc. (a) ....................         737,800
                                                                   ------------
                                                                     20,548,801
                                                                   ------------
                 INDUSTRIALS -- 10.7%
    24,200       Automatic Data Processing, Inc. ..............       1,016,400
    13,000       Caterpillar, Inc. ............................       1,027,910
     5,000       Deere & Company ..............................         346,550
    12,500       Emerson Electric Company .....................         749,000
    14,500       Fedex Corporation ............................       1,089,820
    13,000       General Dynamics Corporation .................       1,161,290
    77,000       General Electric Company .....................       2,350,040
     3,000       Illinois Tool Works, Inc. ....................         237,690
     8,000       Ingersoll-Rand Company - Class A .............         541,200
    10,000       Masco Corporation ............................         304,300
     8,000       Mueller Industries, Inc. (a) .................         271,920
    20,000       Pall Corporation .............................         453,800
    20,000       Pitney Bowes, Inc. ...........................         852,200
    32,000       Quanta Services, Inc. (a) ....................         226,560
     9,000       Ryder System, Inc. ...........................         348,570
    53,786       Tyco International, Ltd. .....................       1,540,969
     5,000       Union Pacific Corporation ....................         299,100
     7,000       United Technologies Corporation ..............         604,100
    15,000       Waste Management, Inc. .......................         452,700
                                                                   ------------
                                                                     13,874,119
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 98.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY-- 15.0%
    28,000       Adaptec, Inc. (a) ............................      $  245,280
    47,000       ADC Telecommunications, Inc. (a) .............         136,300
    27,000       Adobe Systems, Inc. ..........................       1,064,610
    14,979       Agilent Technologies, Inc. (a) ...............         473,786
    32,000       Applied Materials, Inc. (a) ..................         684,160
    17,000       Broadcom Corporation - Class A (a) ...........         665,890
    15,000       Celestica, Inc. (a) ..........................         246,000
    67,000       Cisco Systems, Inc. (a) ......................       1,575,840
    27,500       Computer Sciences Corporation (a) ............       1,109,075
    20,000       Dell, Inc. (a) ...............................         672,400
     5,000       Electronic Arts, Inc.(a) .....................         269,800
    21,500       Electronic Data Systems Corporation ..........         416,025
    14,000       First Data Corporation .......................         590,240
    16,000       Harmonic, Inc. (a) ...........................         154,400
    35,000       Hewlett-Packard Company ......................         799,400
    63,100       Intel Corporation ............................       1,716,320
    10,500       International Business Machines Corporation ..         964,320
    10,000       ITT Educational Services, Inc. (a) ...........         312,000
    25,000       Kemet Corporation (a) ........................         358,500
     8,000       Kla-Tencor Corporation (a) ...................         402,800
    29,000       Macromedia, Inc. (a) .........................         582,030
    40,000       Microsoft Corporation ........................         998,800
    20,000       Network Appliance, Inc. (a) ..................         429,000
    30,000       Scientific-Atlanta, Inc. .....................         970,200
    13,500       Teradyne, Inc. (a) ...........................         321,705
    31,000       Texas Instruments, Inc. ......................         905,820
    16,000       Veritas Software Corporation (a) .............         430,560
    21,000       Waters Corporation (a) .......................         857,640
    28,000       Xilinx, Inc. (a) .............................       1,064,000
                                                                   ------------
                                                                     19,416,901
                                                                   ------------
                 MATERIALS -- 4.5%
    24,000       Alcoa, Inc. ..................................         832,560
    15,000       du Pont (E.I.) de Nemours & Company ..........         633,300
     5,000       Engelhard Corporation ........................         149,450
    18,000       Florida Rock Industries, Inc. ................         758,700
    22,000       General Cable Corporation ....................         162,360
     7,000       Inco, Ltd.(a) ................................         242,410
    16,955       International Paper Company ..................         716,518
    10,000       Newmont Mining Corporation ...................         466,300
    10,000       Rayonier, Inc. ...............................         437,100
    10,000       Sealed Air Corporation (a) ...................         497,300
    20,000       Valspar Corporation ..........................         984,600
                                                                   ------------
                                                                      5,880,598
                                                                   ------------
                 REAL ESTATE INVESTMENT TRUSTS-- 1.9%
    27,200       Colonial Properties Trust ....................       1,109,760
    40,000       Plum Creek Timber Company, Inc. ..............       1,299,200
                                                                   ------------
                                                                      2,408,960
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 98.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 TELECOMMUNICATIONS SERVICES-- 2.7%
    15,000       Bellsouth Corporation ........................      $  415,350
    23,000       Nextel Communications, Inc. - Class A(a) .....         568,790
    33,000       Nokia Oyj - ADR ..............................         669,240
    63,000       SBC Communications, Inc. .....................       1,546,020
    35,000       Sprint Corporation (PCS Group) (a) ...........         322,000
                                                                   ------------
                                                                      3,521,400
                                                                   ------------
                 UTILITIES -- 2.3%
    68,980       Duke Energy Corporation ......................       1,558,948
    49,000       Southern Company (The) .......................       1,494,500
                                                                   ------------
                                                                      3,053,448
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $90,004,649) .......    $128,326,985
                                                                   ------------

================================================================================
 PAR VALUE       COMMERCIAL PAPER -- 1.3%                              VALUE
--------------------------------------------------------------------------------

$1,688,000       Galaxy Funding Corporation, 0.95%, due 04/01/2004
                  (Cost $1,688,000) ...........................    $  1,688,000
                                                                   ------------

================================================================================
  SHARES         MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
   883           First American Treasury Obligation Fund -
                  Class S (Cost $883) .........................    $        883
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.2%
                  (Cost $91,693,532) ..........................    $130,015,868

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%)       ( 297,246)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $129,718,622
                                                                   ============


(a)  Non-income producing security.

ADR  - American Depository Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 90.7%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 15.2%
     3,500       AGL Resources, Inc. ..........................    $    101,570
     1,600       ArvinMeritor, Inc. ...........................          31,728
     5,500       Barnes & Noble, Inc.(a) ......................         179,300
     5,100       Belo Corporation - Class A ...................         141,576
     1,700       BJ's Wholesale Club, Inc.(a) .................          43,265
     1,300       BorgWarner, Inc. .............................         110,279
     1,500       Callaway Golf Company ........................          28,470
     2,400       Career Education Corporation(a) ..............         135,936
     2,000       Carmax, Inc.(a) ..............................          58,400
     1,700       CBRL Group, Inc. .............................          67,388
     2,000       Chico's FAS, Inc.(a) .........................          92,800
     5,000       Claire's Stores, Inc. ........................         104,200
     3,300       Coach, Inc.(a) ...............................         135,267
     3,500       Education Management Corporation(a) ..........         111,405
     3,100       Entercom Communications Corporation(a) .......         140,337
     1,500       Fastenal Company .............................          80,535
     2,800       Furniture Brands International, Inc. .........          90,160
     1,200       Gentex Corporation ...........................          52,056
     3,300       Herman Miller, Inc. ..........................          87,879
     1,000       International Speedway Corporation ...........          47,000
       800       Lear Corporation .............................          49,568
     1,400       Lee Enterprises, Inc. ........................          63,252
     3,300       Mandalay Resort Group ........................         188,958
     2,200       Manpower, Inc. ...............................         102,300
     1,000       Modine Manufacturing Company .................          26,060
     1,200       Mohawk Industries, Inc.(a) ...................          98,820
     5,500       Ross Stores, Inc. ............................         168,355
     6,200       Ruby Tuesday, Inc. ...........................         199,330
     5,000       Saks, Inc.(a) ................................          88,000
     3,200       Williams-Sonoma, Inc.(a) .....................         109,440
                                                                   ------------
                                                                      2,933,634
                                                                   ------------
                 CONSUMER STAPLES -- 4.7%
     2,200       Church & Dwight Company, Inc. ................          95,282
     3,000       Constellation Brands, Inc.(a) ................          96,300
     2,900       Dean Foods Company(a) ........................          96,860
     4,100       Hormel Foods Corporation .....................         120,253
     2,100       J.M. Smucker Company (The) ...................         110,838
     2,500       Timberland Company(a) ........................         148,625
     8,100       Tyson Foods, Inc. - Class A ..................         146,205
     1,200       Whole Foods Market, Inc. .....................          89,940
                                                                   ------------
                                                                        904,303
                                                                   ------------
                 ENERGY -- 7.5%
     4,500       Airgas, Inc. .................................          95,850
     4,200       Equitable Resources, Inc. ....................         186,564
     6,000       FMC Technologies, Inc.(a) ....................         162,180
     3,100       Murphy Oil Corporation .......................         195,207
     3,300       Pogo Producing Company .......................         151,371
     5,000       Pride International, Inc.(a) .................          85,300

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 90.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 ENERGY-- 7.5% (Continued)
     4,800       Scana Corporation ............................    $    169,680
     3,900       Valero Energy Corporation ....................         233,844
     6,250       XTO Energy, Inc. .............................         157,750

 1,437,746

                 FINANCIALS -- 17.7%
     1,300       American Financial Group, Inc. ...............          38,779
     4,000       Amerus Group Company .........................         161,400
     4,100       Arthur J. Gallagher & Company ................         133,537
     1,900       Associated Banc-Corp .........................          85,101
     6,800       Banknorth Group, Inc. ........................         231,472
     3,000       ChoicePoint, Inc.(a) .........................         114,090
     4,100       Commerce Bancorp, Inc. .......................         270,108
     3,400       Compass Bancshares, Inc. .....................         140,998
     4,300       Eaton Vance Corporation ......................         163,916
     2,300       Everest Re Group, Ltd. .......................         196,512
     2,900       HCC Insurance Holdings, Inc. .................          93,757
     3,600       Investors Financial Services Corporation .....         148,752
     2,200       Jefferies Group, Inc. ........................          77,726
     1,900       Legg Mason, Inc. .............................         176,282
     3,800       Mercantile Bankshares Corporation ............         163,286
     5,100       National Commerce Financial Corporation ......         145,911
     7,200       New York Community Bancorp, Inc. .............         246,816
     3,600       TCF Financial Corporation ....................         183,852
     4,970       Washington Federal, Inc. .....................         126,884
     4,200       Wilmington Trust Corporation .................         156,954
     2,700       WPS Resources Corporation ....................         129,060
     5,400       W.R. Berkley Corporation .....................         215,352
                                                                   ------------
                                                                      3,400,545
                                                                   ------------

                 HEALTHCARE -- 11.3%
     3,150       Barr Pharmaceuticals, Inc.(a) ................         144,585
     2,500       Charles River Laboratories International, Inc. (a)     107,125
     5,600       Community Health Systems, Inc.(a) ............         155,848
     7,600       Covance, Inc.(a) .............................         261,744
     3,300       Coventry Health Care, Inc.(a) ................         139,689
     2,500       Dentsply International, Inc. .................         110,825
     3,300       Gilead Sciences, Inc.(a) .....................         184,041
     1,400       Henry Schein, Inc.(a) ........................          99,988
     1,900       Hillenbrand Industries, Inc. .................         128,991
     4,700       Mylan Laboratories, Inc. .....................         106,831
     3,200       Omnicare, Inc. ...............................         141,856
     2,900       Oxford Health Plans, Inc. ....................         141,665
     2,400       Pharmaceutical Resources, Inc.(a) ............         136,464
     4,800       Protein Design Labs, Inc.(a) .................         114,336
     1,900       Varian Medical Systems, Inc.(a) ..............         163,989
     2,000       VISX, Inc.(a) ................................          39,040
                                                                   ------------
                                                                      2,177,017
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 90.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 10.1%
     2,100       Alexander & Baldwin, Inc. ....................    $     69,468
     3,000       Ametek, Inc. .................................          76,920
     2,200       Carlisle Companies, Inc. .....................         124,630
     2,700       C.H. Robinson Worldwide, Inc. ................         112,050
     4,000       Donaldson Company, Inc. ......................         106,120
     1,600       Energizer Holdings, Inc.(a) ..................          74,704
     2,600       Expeditors International of Washington, Inc. .         102,674
     3,900       Graco, Inc. ..................................         113,529
     2,400       International Rectifier Corporation(a) .......         110,376
     2,500       Jacobs Engineering Group, Inc.(a) ............         111,500
     3,000       JetBlue Airways Corporation(a) ...............          75,870
     2,800       Lennar Corporation - Class A .................         151,284
     6,000       Overseas Shipholding Group, Inc. .............         219,000
     1,900       Silicon Laboratories, Inc.(a) ................         100,472
     2,000       SPX Corporation ..............................          90,960
     2,100       Stericycle, Inc.(a) ..........................         100,506
     3,400       Swift Transportation Company, Inc.(a) ........          58,378
     2,500       Trinity Industries, Inc. .....................          69,500
     1,000       Zebra Technologies Corporation(a) ............          69,370
                                                                   ------------
                                                                      1,937,311
                                                                   ------------
                 INFORMATION TECHNOLOGY -- 15.0%
     1,250       Activision, Inc.(a) ..........................          19,775
     5,000       Acxiom Corporation ...........................         109,800
     2,200       Affiliated Computer Services, Inc.(a) ........         114,180
     5,000       Arrow Electronics, Inc.(a) ...................         127,300
     5,200       Ascential Software Corporation(a) ............         113,984
     1,700       CDW Corporation ..............................         114,937
     4,500       Checkfree Holdings Corporation(a) ............         132,570
     4,800       Cree, Inc.(a) ................................         107,040
     2,200       Dun & Bradstreet Corporation (The)(a) ........         117,700
     1,900       Diebold, Inc. ................................          91,428
     2,700       DST Systems, Inc.(a) .........................         122,445
     2,450       Fair Isaac Corporation .......................          88,396
     3,000       Gtech Holdings Corporation ...................         177,420
     2,400       Harris Corporation ...........................         116,184
     5,500       Harte-Hanks, Inc. ............................         128,810
     4,000       Integrated Circuit Systems, Inc.(a) ..........         100,120
     5,200       Jack Henry & Associates, Inc. ................         100,152
     2,300       L-3 Communications Holdings, Inc. ............         136,804
     4,200       Lam Research Corporation(a) ..................         105,882
     3,900       Microchip Technology, Inc. ...................         103,584
     3,800       National Instruments Corporation .............         119,548
     3,100       Plantronics, Inc.(a) .........................         113,491
     5,000       RSA Security, Inc.(a) ........................          93,950
     4,500       SanDisk Corporation(a) .......................         127,665
     4,600       Semtech Corporation(a) .......................         105,018
     3,300       Synopsys, Inc.(a) ............................          95,568
                                                                   ------------
                                                                      2,883,751
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 90.7% (Continued)                   VALUE
--------------------------------------------------------------------------------
                 MATERIALS -- 3.7%
     2,800       Albemarle Corporation ........................    $     81,200
     3,100       Martin Marietta Materials, Inc. ..............         143,096
     3,600       Potlatch Corporation .........................         146,700
     2,500       Scott's Company (The) - Class A(a) ...........         160,375
     3,200       Sonoco Products Company ......................          77,696
     2,300       Valspar Corporation ..........................         113,229
                                                                   ------------
                                                                        722,296
                                                                   ------------
                 REAL ESTATE INVESTMENT TRUSTS-- 1.5%
     3,200       Liberty Property Trust .......................         144,000
     5,000       New Plan Excel Realty Trust, Inc. ............         136,750
                                                                   ------------
                                                                        280,750
                                                                   ------------
                 TELECOMMUNICATION SERVICES-- 1.4%
     3,500       Adtran, Inc. .................................         105,105
     2,200       Telephone and Data Systems, Inc. .............         155,914
                                                                   ------------
                                                                        261,019
                                                                   ------------
                 UTILITIES -- 2.6%
     8,300       Alliant Energy Corporation ...................         216,298
     2,500       Aqua America, Inc. ...........................          54,200
     1,500       Hawaiian Electric Industries, Inc. ...........          77,760
     5,000       Wisconsin Energy Corporation .................         160,750
                                                                   ------------
                                                                        509,008
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $17,037,975) .......    $ 17,447,380
                                                                   ------------

================================================================================
 PAR VALUE       COMMERCIAL PAPER -- 9.9%                              VALUE
--------------------------------------------------------------------------------
$  950,000       Galaxy Funding Corporation, 0.95%, due 04/01/2004 $    950,000
   944,000       U.S. Bancorp, 0.95%, due 04/01/2004 ..........         944,000
                                                                   ------------

                 TOTAL COMMERICAL PAPER (Cost $1,894,000) .....    $  1,894,000
                                                                   ------------
================================================================================
   SHARES        MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------

       722         First American Treasury Obligation Fund -
                    Class S (Cost $722) .......................    $        722
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.6%
                  (Cost $18,932,697) ..........................    $ 19,342,102

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6%)       ( 115,114)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 19,226,988
                                                                   ============


(a) Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
 PAR VALUE       U.S. TREASURY AND AGENCY OBLIGATIONS-- 21.9%         VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES -- 6.1%
$  500,000       5.75%, due 11/15/2005 ........................    $    534,824
   925,000       5.875%, due 11/15/2005 .......................         991,232
   725,000       5.625%, due 02/15/2006 .......................         780,224
   100,000       6.625%, due 05/15/2007 .......................         113,785
   750,000       5.50%, due 02/15/2008 ........................         837,100
   100,000       5.625%, due 05/15/2008 .......................         112,336
   500,000       5.00%, due 02/15/2011 ........................         551,953
                                                                   ------------
                                                                      3,921,454
                                                                   ------------
                 FEDERAL FARM CREDIT BANK-- 1.4%
   500,000       6.00%, due 01/07/2008 ........................         559,611
   300,000       6.28%, due 11/26/2012 ........................         347,800
                                                                   ------------
                                                                        907,411
                                                                   ------------
                 FEDERAL HOME LOAN BANK -- 4.4%
   500,000       7.57%, due 08/19/2004 ........................         512,370
   500,000       6.045%, due 12/10/2004 .......................         516,778
   500,000       6.345%, due 11/01/2005 .......................         537,695
   200,000       5.625%, due 11/15/2011 .......................         222,080
 1,000,000       5.45%, due 01/21/2014 ........................       1,029,296
                                                                   ------------
                                                                      2,818,219
                                                                   ------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 5.6%
 1,000,000       5.125%, due 08/20/2012 .......................       1,012,858
   500,000       5.125%, due 02/20/2013 .......................         506,567
 2,000,000       6.00%, due 12/17/2018 ........................       2,040,950
                                                                   ------------
                                                                      3,560,375
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 4.4%
   500,000       6.63%, due 06/20/2005 ........................         531,710
 1,000,000       7.125%, due 03/15/2007 .......................       1,138,718
   400,000       6.80%, due 08/27/2012 ........................         446,260
   600,000       6.875%, due 09/24/2012 .......................         671,541
                                                                   ------------
                                                                      2,788,229
                                                                   ------------

                 TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (Cost $13,334,830) ..........................    $ 13,995,688
                                                                   ------------

================================================================================
 PAR VALUE       MORTGAGE-BACKED SECURITIES -- 26.9%                   VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.3%
$2,000,000       Pool #E01173, 5.50%, due 06/01/2017 ..........    $  2,086,022
                                                                   ------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 2.4%
 1,479,824       Pool #635149, 5.50%, due 07/01/2017 ..........       1,543,012
                                                                   ------------

                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 21.2%
     2,076       Pool #15032, 7.50%, due 02/15/2007 ...........           2,232
    89,600       Pool #438434, 6.50%, due 01/15/2013 ..........          95,904
   526,406       Pool #498359, 6.00%, due 02/15/2014 ..........         557,666
   111,076       Pool #470177, 7.00%, due 03/15/2014 ..........         119,653

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE        MORTGAGE-BACKED SECURITIES -- 26.9% (Continued)       VALUE
--------------------------------------------------------------------------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 21.2% (Continued)
$  153,865       Pool #518403, 7.00%, due 09/15/2014 ..........    $    165,746
     2,572       Pool #170784, 8.00%, due 12/15/2016 ..........           2,811
     1,911       Pool #181540, 8.00%, due 02/15/2017 ..........           2,089
   724,059       Pool #581879, 6.50%, due 03/15/2017 ..........         775,006
 1,070,403       Pool #553051, 5.50%, due 02/15/2018 ..........       1,123,132
   833,106       Pool #607757, 5.50%, due 03/15/2018 ..........         874,146
 1,060,248       Pool #606780, 5.50%, due 04/15/2018 ..........       1,112,477
 2,203,339       Pool #610364, 5.00%, due 07/15/2018 ..........       2,280,623
    88,695       Pool #493659, 6.50%, due 12/15/2018 ..........          93,642
   123,476       Pool #476695, 6.50%, due 10/15/2023 ..........         130,363
   108,890       Pool #366710, 6.50%, due 02/15/2024 ..........         114,963
    58,598       Pool #453826, 7.25%, due 09/15/2027 ..........          62,754
   140,832       Pool #412360, 7.00%, due 11/15/2027 ..........         149,986
   503,100       Pool #447408, 7.00%, due 01/15/2028 ..........         535,801
    44,926       Pool #454162, 7.00%, due 05/15/2028 ..........          47,846
   309,072       Pool #780825, 6.50%, due 07/15/2028 ..........         326,309
    97,347       Pool #2617, 7.50%, due 07/20/2028 ............         104,289
    74,799       Pool #158794, 7.00%, due 09/15/2028 ..........          79,661
    73,691       Pool #486760, 6.50%, due 12/15/2028 ..........          77,801
   220,090       Pool #781096, 6.50%, due 12/15/2028 ..........         232,365
   220,216       Pool #781136, 7.00%, due 12/15/2028 ..........         234,530
   146,134       Pool #506618, 7.00%, due 03/15/2029 ..........         155,632
   803,381       Pool #536619, 6.50% due 09/15/2029 ...........         848,186
    63,278       Pool #511562, 7.50%, due 07/15/2030 ..........          68,044
   261,807       Pool #448316, 6.50% due 04/15/2031 ...........         276,408
   160,813       Pool #530606, 6.50% due 04/15/2031 ...........         169,782
   117,799       Pool #545820, 7.00% due 06/15/2031 ...........         125,456
   447,272       Pool #781330, 6.00%, due 09/15/2031 ..........         467,288
   288,872       Pool #3228, 6.50%, due 04/20/2032 ............         304,173
   382,186       Pool #569903, 6.50%, due 06/15/2032 ..........         403,501
   929,346       Pool #595934, 6.00%, due 09/15/2032 ..........         970,935
   475,041       Pool #3927, 6.00%, due 11/20/2032 ............         496,299
                                                                   ------------
                                                                     13,587,499
                                                                   ------------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $16,938,899) ..........................    $ 17,216,533
                                                                   ------------

================================================================================
 PAR VALUE       CORPORATE BONDS -- 42.1%                              VALUE
--------------------------------------------------------------------------------
                 FINANCE -- 19.3%
                 AmSouth Bancorp,
$  550,000       7.75%, due 05/15/2004 ........................      $  554,011
                                                                   ------------

                 Banc One Corporation,
   665,000       7.00%, due 07/15/2005 ........................         709,671
 1,000,000       6.875%, due 08/01/2006 .......................       1,107,769
                                                                   ------------
                                                                      1,817,440
                                                                   ------------
                 Bank of America Corporation,
   750,000       7.125%, due 03/01/2009 .......................         877,924
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE       CORPORATE BONDS -- 42.1% (Continued)                  VALUE
--------------------------------------------------------------------------------
                 FINANCE -- 19.3% (Continued)
                 Chase Manhattan Corporation,
$1,500,000        6.50%, due 01/15/2009 .......................    $  1,705,101
                                                                   ------------

                 General Electric Capital Corporation,
 1,500,000        5.00%, due 02/15/2007 .......................       1,609,705
                                                                   ------------

                 International Lease Finance Corporation,
 1,000,000        5.625%, due 06/01/2007 ......................       1,090,597
                                                                   ------------

                 Marsh & McLennan Companies, Inc.,
 1,050,000        6.625%, due 06/15/2004 ......................       1,060,864
                                                                   ------------

                 Merrill Lynch & Company, Inc.,
 1,000,000        7.00%, due 04/27/2008 .......................       1,149,855
                                                                   ------------

                 NationsBank Corporation,
   550,000        7.625%, due 04/15/2005 ......................         583,789
                                                                   ------------

                 Regions Financial Corporation,
 1,000,000        6.375%, due 05/15/2012 ......................       1,133,459
                                                                   ------------

                 SouthTrust Bank of Alabama, N.A.,
   665,000        7.00%, due 11/15/2008 .......................         775,720
                                                                   ------------

                 TOTAL FINANCE CORPORATE BONDS ................      12,358,465
                                                                   ------------

                 INDUSTRIAL -- 17.2%
                 Abbott Laboratories,
 1,000,000        6.40%, due 12/01/2006 .......................      1,111,349
                                                                   ------------

                 Alcoa, Inc.,
 1,000,000        7.25%, due 08/01/2005 .......................       1,073,415
                                                                   ------------

                 Anheuser Busch Companies, Inc.,
 1,800,000        5.125%, due 10/01/2008 ......................       1,944,592
                                                                   ------------

                 Cardinal Health, Inc.,
 1,904,000        4.45%, due 06/30/2005 .......................       1,965,240
                                                                   ------------

                 Coca-Cola Enterprises, Inc.,
   600,000        6.625%, due 08/01/2004 ......................        609,865
                                                                   ------------

                 Ford Motor Company,
 1,000,000        7.25%, due 10/01/2008 .......................      1,083,205
                                                                   ------------

                 General Motors Corporation,
   565,000        7.10%, due 03/15/2006 .......................        604,898
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE       CORPORATE BONDS -- 42.1% (Continued)                  VALUE
--------------------------------------------------------------------------------
                 INDUSTRIAL -- 17.2% (Continued)
                 Wal-Mart Stores, Inc.,
$1,000,000        7.50%, due 05/15/2004 .......................    $  1,007,153
 1,500,000        4.375%, due 07/12/2007 ......................       1,586,424
                                                                   ------------
                                                                      2,593,577
                                                                   ------------

                 TOTAL INDUSTRIAL CORPORATE BONDS .............      10,986,141
                                                                   ------------

                 UTILITY -- 5.6%
                 Alabama Power Company,
 1,540,000        5.49%, due 11/01/2005 .......................       1,627,383
                                                                   ------------

                 AT&T Corporation,
 1,000,000        6.00%, due 03/15/2009 .......................       1,078,615
                                                                   ------------

                 BellSouth Capital Funding,
   750,000        7.75%, due 02/15/2010 .......................         901,809
                                                                   ------------

                 TOTAL UTILITY CORPORATE BONDS ................       3,607,807
                                                                   ------------

                 TOTAL CORPORATE BONDS (Cost $25,608,967) .....    $ 26,952,413
                                                                   ------------

================================================================================
PAR VALUE        MUNICIPAL OBLIGATIONS-- 1.9%                          VALUE
--------------------------------------------------------------------------------
                 Alabama State Public School & College Auth.,
$1,050,000        7.15%, due 09/01/2009 (Cost $1,030,973) .....    $  1,251,464
                                                                   ------------

================================================================================
PAR VALUE        COMMERCIAL PAPER -- 6.2%                              VALUE
--------------------------------------------------------------------------------
$2,800,000       Galaxy Funding Corporation, 0.95%,
                   due 04/01/2004 .............................    $  2,800,000
 1,173,000       U.S. Bancorp, 0.95%, due 04/01/2004 ..........       1,173,000
                                                                   ------------

                 TOTAL COMMERICAL PAPER (Cost $3,973,000)......    $  3,973,000
                                                                   ------------

================================================================================
   SHARES        MONEY MARKETS -- 3.3%                                 VALUE
--------------------------------------------------------------------------------

 2,098,457       First American Treasury Obligation Fund - Class S
                  (Cost $2,098,457) ...........................    $  2,098,457
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 102.3%
                  (Cost $62,985,126) ..........................    $ 65,487,555

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.3%)      (1,482,615)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 64,004,940
                                                                   ============


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE       OBLIGATION (GO) BONDS-- 93.9%                         VALUE
--------------------------------------------------------------------------------
                 Alabama Mental Health Finance Auth., Special Tax,
$  515,000        5.00%, due 05/01/2006 ........................   $    539,184
                                                                   ------------

                 Alabama Special Care Facilities Financing Auth.,
                  Birmingham, Rev.,
   500,000        4.50%, due 11/01/2009, ETM ...................        545,615
   400,000        5.375%, due 11/01/2012, ETM ..................        427,604
                                                                   ------------
                                                                        973,219
                                                                   ------------

                 Alabama Special Care Facilities Financing Auth.,
                  Mobile Hospital, Rev.,
   250,000        4.50%, due 11/01/2010, ETM ...................        270,600
                                                                   ------------

                 Alabama State, GO,
   500,000        3.00%, due 09/01/2007 ........................        517,655
   500,000        5.00%, due 06/01/2008 ........................        555,645
                                                                   ------------
                                                                      1,073,300
                                                                   ------------

                 Alabama State Municipal Electric Authority Power-
                  Supply, Rev.,
   100,000        5.00%, due 09/01/2004 ........................        101,625
                                                                   ------------

                 Alabama State Public School & College Auth.,
                  Capital Improvements, Rev.,
   275,000        5.25%, due 11/01/2005 ........................        292,278
   305,000        5.00%, due 12/01/2005 ........................        315,065
   300,000        5.00%, due 02/01/2010 ........................        335,985
   305,000        5.125%, due 11/01/2010 .......................        341,749
   475,000        5.00%, due 11/01/2012 ........................        523,569
   250,000        5.625%, due 07/01/2013 .......................        287,885
   600,000        5.125%, due 11/01/2013 .......................        668,796
   525,000        5.125%, due 11/01/2015 .......................        578,797
                                                                   ------------
                                                                      3,344,124
                                                                   ------------

                 Alabama State Public School & College Auth., Rev.,
   325,000        5.00%, due 05/01/2010 ........................        365,310
                                                                   ------------

                 Alabama Water Pollution Control Auth., Rev.,
   190,000        6.25%, due 08/15/2004 ........................        193,625
   200,000        4.65%, due 08/15/2008 ........................        219,964
   500,000        5.00%, due 08/15/2010 ........................        563,620
   180,000        5.00%, due 08/15/2015 ........................        181,987
                                                                   ------------
                                                                      1,159,196
                                                                   ------------

                 Anniston, AL, Regional Medical Center Hospital
                  Board, Rev.,
     5,000        7.375%, due 07/01/2006, ETM ..................          5,342
                                                                   ------------

                 Athens, AL, School Warrants,
   335,000        5.05%, due 08/01/2015 ........................        366,463
                                                                   ------------

                 Athens, AL, Warrants,
   500,000        3.00%, due 06/01/2011 ........................        497,400
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Auburn, AL, GO,
$  300,000        4.00%, due 08/01/2007 ........................     $  320,118
   285,000        4.25%, due 08/01/2009 ........................        308,817
                                                                   ------------
                                                                        628,935
                                                                   ------------
                 Auburn, AL, Water Works Board Water, Rev.,
   335,000        5.00%, due 07/01/2015 ........................        365,917
                                                                   ------------

                 Auburn University, AL, General Fee Rev.,
   300,000        4.00%, due 06/01/2008 ........................        321,255
   400,000        4.45%, due 06/01/2011 ........................        425,900
                                                                   ------------
                                                                        747,155
                                                                   ------------
                 Baldwin Co., AL, Board of Education, Rev.,
   200,000        5.20%, due 06/01/2009 ........................        217,900
                                                                   ------------

                 Baldwin Co., AL, GO,
   400,000        2.00%, due 02/01/2007 ........................        401,900
   400,000        5.00%, due 02/01/2007 ........................        430,660
   500,000        4.50%, due 11/01/2008 ........................        548,105
   200,000        4.55%, due 02/01/2009 ........................        213,614
                                                                   ------------
                                                                      1,594,279
                                                                   ------------
                 Birmingham, AL, GO Warrants, Series B,
   300,000        3.00%, due 07/01/2006 ........................        309,915
                                                                   ------------

                 Birmingham, AL, Industrial Water Board, Rev.,
   100,000        6.00%, due 07/01/2007 ........................        111,542
                                                                   ------------

                 Birmingham, AL, Medical Clinic Board, Rev.,
    20,000        7.30%, due 07/01/2005, ETM ...................         20,881
                                                                   ------------

                 Birmingham, AL, Southern College, Private Education
                  Bldg. Auth., Rev.,
   500,000        5.10%, due 12/01/2012 ........................        512,810
                                                                   ------------

                 Birmingham, AL, Special Care Facilities Financing
                  Authority, Rev.,
   200,000        5.00%, due 06/01/2006 ........................        214,242
                                                                   ------------

                 Decatur, AL, GO,
   300,000        4.00%, due 07/01/2008 ........................        321,282
   300,000        5.00%, due 06/01/2009 ........................        325,581
                                                                   ------------
                                                                        646,863
                                                                   ------------
                 Decatur, AL, Water Rev.,
   100,000        5.00%, due 05/01/2014 ........................        109,620
                                                                   ------------

                 Dothan, AL, GO,
   400,000        5.25%, due 09/01/2010 ........................        428,480
   500,000        5.50%, due 09/01/2014 ........................        572,075
                                                                   ------------
                                                                       1,000,555
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Fairhope, AL, Utilities Rev.,
$  225,000        2.50%, due 12/01/2006 ........................     $  229,588
                                                                   ------------

                 Fairhope, AL, Warrants,
   200,000        4.00%, due 06/01/2009 ........................        214,520
   295,000        5.10%, due 06/01/2014 ........................        326,238
                                                                   ------------
                                                                        540,758
                                                                   ------------
                 Florence, AL, Electric Rev. Warrants,
   500,000        5.00%, due 06/01/2009 ........................        559,880
                                                                   ------------

                 Florence, AL, School Warrants,
   200,000        4.65%, due 12/01/2012 ........................        215,086
   400,000        5.75%, due 09/01/2015, prerefunded
                   09/01/2005 @ 101 ............................        425,996
                                                                   ------------
                                                                        641,082
                                                                   ------------
                 Foley, AL, Utilities Board, Rev.,
   500,000        4.00%, due 11/01/2007 ........................        535,535
                                                                   ------------

                 Greenville, AL, GO,
   300,000        5.10%, due 12/01/2009 ........................        329,988
                                                                   ------------

                 Homewood, AL, Board of Education, Capital
                  Outlay Warrants,
   300,000        4.00%, due 02/01/2007 ........................        317,916
                                                                   ------------

                 Homewood, AL, GO,
   500,000        5.00%,due 09/01/2014 .........................        549,395
                                                                   ------------

                 Hoover, AL, Board of Education, Special Tax,
   300,000        3.00%, due 02/15/2006 ........................        308,442
                                                                   ------------

                 Houston Co., AL, GO,
   300,000        5.60%, due 10/15/2014 ........................        346,248
                                                                   ------------

                 Huntsville, AL, Electric Systems, Rev.,
   250,000        4.80%, due 12/01/2012 ........................        270,798
                                                                   ------------

                 Huntsville, AL, GO,
   200,000        4.50%, due 08/01/2007 ........................        216,626
   190,000        4.10%, due 11/01/2008 ........................        204,906
   300,000        5.40%, due 02/01/2010 ........................        312,669
   500,000        5.00%, due 08/01/2011 ........................        562,635
   250,000        5.25%, due 11/01/2011 ........................        280,470
                                                                   ------------
                                                                      1,577,306
                                                                   ------------

                 Huntsville, AL, Sewer Systems, GO Warrants, Series B,
   250,000        2.50%, due 08/01/2006 ........................        255,610
   100,000        3.25%, due 11/01/2010 ........................        102,505
                                                                   ------------
                                                                        358,115
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Huntsville, AL, Water Systems, Rev.,
$  300,000        4.00%, due 05/01/2005 ........................     $  309,309
   200,000        4.70%, due 11/01/2013 ........................        212,202
                                                                   ------------
                                                                        521,511
                                                                   ------------

                 Jefferson Co., AL, Board of Education, Capital
                  Outlay Warrants, Series A,
   300,000        5.70%, due 02/15/2011, prerefunded
                   02/15/2005 @ 102 ............................        317,967
                                                                   ------------

                 Lee Co., AL, GO,
   300,000        5.50%, due 02/01/2007, prerefunded
                   02/01/2005 @ 102.............................        316,953
                                                                   ------------

                 Madison, AL, GO Warrants,
   325,000        5.55%, due 04/01/2007 ........................        344,656
   200,000        4.40%, due 02/01/2011 ........................        213,636
   400,000        4.85%, due 02/01/2013 ........................        433,152
                                                                   ------------
                                                                        991,444
                                                                   ------------

                 Madison Co., AL, Board of Education, Capital
                  Outlay Tax Antic. Warrants,
   400,000        5.20%, due 03/01/2011 ........................        449,892
   250,000        5.10%, due 09/01/2011 ........................        267,263
                                                                   ------------
                                                                        717,155
                                                                   ------------
                 Madison Co., AL, Water Rev.,
   290,000        4.00%, due 07/01/2007 ........................        309,476
   300,000        4.00%, due 07/01/2008 ........................        321,534
                                                                   ------------
                                                                        631,010
                                                                   ------------
                 Mobile, AL, GO,
   180,000        5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102   197,498
   275,000        6.20%, due 02/15/2007, ETM ...................        308,140
                                                                   ------------
                                                                        505,638
                                                                   ------------

                 Mobile, AL, Water & Sewer Commissioners, Rev.,
   200,000        5.00%, due 01/01/2013 ........................        204,582
                                                                   ------------

                 Mobile Co., AL, Board of School Commissioners,
                  Capital Outlay Warrants,
   400,000        5.00%, due 03/01/2008 ........................        409,168
                                                                   ------------

                 Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000        3.55%, due 02/01/2009 ........................        260,138
                                                                   ------------

                 Mobile Co., AL, GO Warrants,
   300,000        5.00%, due 02/01/2006 ........................        319,098
   200,000        5.40%, due 08/01/2013 ........................        225,134
                                                                   ------------
                                                                        544,232
                                                                   ------------

                 Montgomery, AL, GO,
   500,000        5.10%, due 10/01/2008 ........................        551,700
   300,000        5.00%, due 11/01/2015 ........................        327,294
                                                                   ------------
                                                                        878,994
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Montgomery, AL, Waterworks & Sanitation, Rev.,
$  500,000        5.00%, due 09/01/2008 ........................     $  557,560
   400,000        5.60%, due 09/01/2009 ........................        438,540
                                                                   ------------
                                                                        996,100
                                                                   ------------
                 Montgomery Co., AL, GO,
   300,000        3.00%, due 11/01/2006 ........................        310,764
                                                                   ------------

                 Mountain Brook, AL, City Board of Education,
                  Capital Outlay Warrants,
   405,000        4.80%, due 02/15/2011 ........................        424,327
                                                                   ------------

                 Muscle Shoals, AL, GO,
   400,000        5.60%, due 08/01/2010 ........................        434,664
                                                                   ------------

                 Opelika, AL, GO,
   500,000        5.00%, due 04/01/2006 ........................        534,150
   200,000        4.00%, due 03/01/2008 ........................        214,214
   210,000        4.00%, due 03/01/2010 ........................        225,355
                                                                   ------------
                                                                        973,719
                                                                   ------------

                 Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000        4.35%, due 08/01/2011 ........................        212,242
                                                                   ------------

                 Shelby Co., AL, Board of Education, GO Warrants,
   315,000        4.75%, due 02/01/2009 ........................        346,960
                                                                   ------------

                 Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000        4.80%, due 02/01/2011 ........................        542,595
                                                                   ------------

                 Trussville, AL, GO Warrants,
   400,000        4.30%, due 10/01/2010 ........................        434,640
                                                                   ------------

                 Tuscaloosa, AL, Board of Education, GO,
   300,000        4.625%, due 08/01/2008 .......................        314,895
                                                                   ------------

                 Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000        4.85%, due 02/15/2013 ........................        319,080
                                                                   ------------

                 Tuscaloosa, AL, GO Warrants,
   145,000        4.25%, due 02/01/2011 ........................        156,063
   500,000        5.45%, due 01/01/2014 ........................        566,575
                                                                   ------------
                                                                        722,638
                                                                   ------------
                 Tuscaloosa Co., AL, GO Warrants,
   425,000        4.30%, due 10/01/2009 ........................        463,628
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
-------------------------------------------------------------------------------
                 University of Alabama, Rev.,
$  400,000        5.25%, due 06/01/2010 ........................     $  436,224
   100,000        5.25%, due 10/01/2010 ........................        112,571
   100,000        5.375%, due 06/01/2013 .......................        109,320
   400,000        5.00%, due 10/01/2014 ........................        409,056
                                                                   ------------
                                                                      1,067,171
                                                                   ------------

                 Vestavia Hills, AL, Warrants,
   125,000        4.90%, due 04/01/2005 ........................        127,500
   565,000        5.00%, due 02/01/2012 ........................        632,122
                                                                   ------------
                                                                        759,622
                                                                   ------------

                 TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $34,359,262) ....   $ 36,363,265
                                                                   ------------

================================================================================
   SHARES        MONEY MARKETS -- 6.1%                                 VALUE
--------------------------------------------------------------------------------
 2,354,908       First American Tax-Free Obligation Fund -
                  Class S (Cost $2,354,908) ....................   $  2,354,908
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.0%
                  (Cost $36,714,170) ...........................   $ 38,718,173

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%).       ( 15,920)
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 38,702,253
                                                                   ============


ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004  (CONTINUED)
================================================================================
at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the periods ended March 31, 2004 and 2003 are as follows:

-----------------------------------------------------------------------------------------------------
                                 PERIODS ENDED     ORDINARY     EXEMPT-INTEREST         TOTAL
                                    MARCH 31,       INCOME         DIVIDENDS        DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------
Government Street Equity Fund ....    2004       $    880,061     $       --        $    880,061
                                      2003       $    706,615     $       --        $    706,615
-----------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund ...    2004       $    632,430     $       --        $    632,430
-----------------------------------------------------------------------------------------------------
Government Street Bond Fund ......    2004       $  2,903,909     $       --        $  2,903,909
                                      2003       $  2,956,335     $       --        $  2,956,335
-----------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund .......    2004       $        --      $  1,173,843      $  1,173,843
                                      2003       $        --      $  1,246,713      $  1,246,713
-----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

------------------------------------------------------------------------------------------------------
                                           Government      Government        Government     Alabama
                                             Street          Street            Street       Tax Free
                                             Equity          Mid-Cap            Bond          Bond
                                              Fund             Fund             Fund          Fund
------------------------------------------------------------------------------------------------------
Cost of portfolio investments ........... $ 91,693,532     $ 18,932,697    $ 63,490,150   $ 36,771,740
                                          ============     ============    ============   ============

Gross unrealized appreciation ........... $ 44,669,269     $    830,651    $  2,280,733   $  1,961,908
Gross unrealized depreciation ...........   (6,346,933)        (421,246)       (283,327)       (15,475)
                                          ------------     ------------    ------------   ------------
Net unrealized appreciation ............. $ 38,322,336     $    409,405    $  1,997,406   $  1,946,433
Undistributed ordinary income ...........        4,131            6,845          15,526         23,786
Capital loss carryforwards ..............   (2,307,057)            --        (1,153,037)       (56,867)
Post-October losses .....................     (520,020)            --          (129,906)          --
Other temporary differences .............       (3,919)          (6,773)        (12,683)       (23,786)
                                          ------------     ------------    ------------   ------------
Total distributable earnings ............ $ 35,495,471     $    409,477    $    717,306   $  1,889,566
                                          ============     ============    ============   ============


The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------

                                            EXPIRES
                                            AMOUNT          MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund           $  2,307,057         2011
                                        ------------
                                        $  2,307,057
                                        ============
--------------------------------------------------------------------------------
Government Street Bond Fund             $    129,539         2005
                                             126,569         2006
                                             106,011         2007
                                             220,187         2008
                                             195,097         2009
                                              86,819         2010
                                              70,419         2011
                                             218,396         2012
                                        ------------
                                        $  1,153,037
                                        ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund              $        347         2007
                                              56,520         2009
                                        ------------
                                        $     56,867
                                        ============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Equity Fund and The Government Street Bond Fund had net realized capital losses of $520,020 and $129,906, respectively, during the period November 1, 2003 through March 31, 2004, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2005. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2004, The Government Street Bond Fund reclassified $835,689 of overdistributed net investment income against accumulated net realized gains and The Alabama Tax Free Bond Fund reclassified $25,178 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

For the year ended March 31, 2004, The Government Street Bond Fund and The Alabama Tax Free Bond Fund reclassified accumulated net realized losses of $106,397 and $58,788, respectively, against paid-in-capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassifications had no effect on the Funds' nets assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
2.  INVESTMENT TRANSACTIONS
During the period ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $27,766,817 and $16,934,942, respectively, for The Government Street Equity Fund; $25,480,004 and $9,068,337, respectively, for The Government Street Mid-Cap Fund; $19,774,430 and $15,883,451, respectively, for The Government Street Bond Fund; and $6,016,771
and  $3,531,750,   respectively,   for  The  Alabama  Tax  Free  Bond  Fund.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and ..65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $21,477 and $9,117, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the period ended March 31, 2004. Additionally, the Adviser reimbursed The Government Street Mid-Cap Fund for other expenses in the amount of $14,457.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimun monthly fee of $4,000. From The

NOTES TO FINANCIAL  STATEMENTS
MARCH 31, 2004  (CONTINUED)
================================================================================
Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of ..075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. During the period ended March 31, 2004, The Government Street Mid-Cap Fund paid $9,000 to Ultimus in connection with the organization of the Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

4.  CONTINGENCIES  AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================
To the Board of Trustees and Shareholders of The Government Street Equity Fund, The Government Street Mid-Cap Fund,
The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended, except for The Government Street Mid-Cap Fund which is for the period November 17, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, except for The Government Street Mid-Cap Fund which is for the period November 17, 2003 through March 31, 2004, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP
Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise the day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                            POSITION HELD        LENGTH OF
 TRUSTEE                              ADDRESS                       AGE     WITH THE TRUST       TIME SERVED
-----------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.             931 Broad Street Road,        67      Chairman and         Since
                                      Manakin-Sabot, VA                     Trustee              June 1991
-----------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III             1802 Bayberry Court,          67      Trustee              Since
                                      Suite 400                                                  September 1988
                                      Richmond, VA
-----------------------------------------------------------------------------------------------------------------
*John T. Bruce                        800 Main Street               50      Trustee              Since
                                      Lynchburg, VA                                              September 1988
-----------------------------------------------------------------------------------------------------------------
 J. Finley Lee                        200 Westminster Drive         64      Trustee              Since
                                      Chapel Hill, NC                                            September 1988
-----------------------------------------------------------------------------------------------------------------
*Richard Mitchell                     150 Government Street         54      Trustee and          Since
                                      Mobile, AL                            President            June 1991
-----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill                   University of Richmond        64      Trustee              Since
                                      Richmond, VA                                               March 1993
-----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette                100 Jacintoport Boulevard     44      Trustee              Since
                                      Saraland, AL                                               March 1993
-----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.                   47 Willway Avenue             71      Trustee              Since
                                      Richmond, VA                                               July 1997
-----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III                   2300 Clarendon Boulevard      68      Trustee              Since
                                      Suite 407                                                  November 1988
                                      Arlington, VA
-----------------------------------------------------------------------------------------------------------------
 Thomas W. Leavell                    150 Government Street         60      Vice President       Since
                                      Mobile, AL                            of The Government    February 2004
                                                                            Street Equity Fund
                                                                            and The Government
                                                                            Street Mid-Cap Fund
-----------------------------------------------------------------------------------------------------------------
 Mary Shannon Hope                    150 Government Street         40      Vice President of    Since
                                      Mobile, AL                            The Government       February 2004
                                                                            Street Bond Fund
-----------------------------------------------------------------------------------------------------------------
Timothy S. Healey                     600 Luckie Drive              51      Vice President of    Since
                                      Suite 305                             The Alabama Tax      January 1995
                                      Birmingham, AL                        Free Bond Fund and
                                                                            The Government
                                                                            Street Mid-Cap Fund
-----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey                     135 Merchant Street           47      Vice President       Since
                                      Suite 230                                                  November 2000
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
 Mark J. Seger                        135 Merchant Street           42      Treasurer            Since
                                      Suite 230                                                  November 2000
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
 John F. Splain                       135 Merchant Street           47      Secretary            Since
                                      Suite 230                                                  November 2000
                                      Cincinnati, OH

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2004 certain dividends paid by The Government Street Equity Fund, The Government Street Mid-Cap Fund and The
Government Street Bond Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $880,061, $632,430 and $2,903,909, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2004, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

                      This page intentionally left blank.

                           THE GOVERNMENT STREET FUNDS
                         -------------------------------
                              NO LOAD MUTUAL FUNDS


                              INVESTMENT ADVISER
                              T. Leavell & Associates, Inc.
                              150 Government Street
                              Post Office Box 1307
                              Mobile, AL 36633

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O. Box 46707
                              Cincinnati, OH 45246-0707
                              1-866-738-1125

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, MA 02109

                              BOARD OF TRUSTEES
                              Richard Mitchell, President
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III

                              PORTFOLIO MANAGERS
                              Thomas W. Leavell,
                                 The Government Street Equity Fund
                                 The Government Street Mid-Cap Fund
                              Timothy S. Healey,
                                 The Government Street Mid-Cap Fund
                                 The Alabama Tax Free Bond Fund
                              Mary Shannon Hope,
                                 The Government Street Bond Fund

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          WILLIAMSBURG INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 22. Exhibits
         --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated  herein   by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (iii)Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (vi)(a) Investment  Advisory  Agreement for the FBP Balanced Fund
                       (formerly  the  FBP  Contrarian   Balanced   Fund) --
                       Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

                   (b) Amendment to Investment  Advisory  Agreement for  the FBP
                       Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)(a)Investment  Advisory  Agreement  for  the  FBP Value Fund
                       (formerly   the   FBP   Contrarian   Equity   Fund) --
                       Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

                    (b)Amendment to Investment Advisory  Agreement for  the  FBP
                       Value Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (viii)Investment  Advisory  Agreement  for  The Government Street
                    Equity Fund--Filed herewith

               (ix) Investment  Advisory  Agreement  for  The  Government Street
                    Bond Fund--Filed herewith

               (x) Investment Advisory Agreement for The Alabama Tax Free Bond Fund--Filed herewith

               (xi) Investment  Advisory  Agreement  for The  Government  Street
                    Mid-Cap Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

               (xii)Investment  Advisory  Agreement  for  The  Davenport  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 31 filed on July 31, 1998

          (e)  Distribution   Agreements   with   Ultimus   Fund   Distributors,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 35 filed on May 18, 2001

          (f)  Inapplicable

          (g)  (i)  Custody   Agreement  with   The  Northern  Trust  Company --
                    Incorporated   herein   by   reference    to   Registrant's
                    Post-Effective  Amendment  No. 36  filed on  August 1, 2001

               (ii) Custody  Agreement with U.S. Bank,  N.A.  (formerly  Firstar
                    Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   be   reference   to    Registrant's
               Post-Effective Amendment No. 39 filed on August 29, 2003

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 39 filed on August 29, 2003

          (j)  (i) Consent of Ernst & Young LLP--Filed  herewith
               (ii) Consent of Tait, Weller & Baker--Filed herewith

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Inapplicable

          (p) (i) Code of Ethics of The Jamestown Funds--incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

               (ii) Code  of   Ethics   of  Lowe,   Brockenbrough   &   Company,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 40 filed on July 29, 2004

               (iii)Code  of   Ethics   of   Oechsle   International   Advisors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 40 filed on July 29, 2004

               (iv) Code   of   Ethics   of  the   Flippin,   Bruce   &   Porter
                    Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

               (v) Code of Ethics of Flippin, Bruce & Porter, Inc.--Filed herewith


               (vi) Code of Ethics of The Government Street  Funds--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

               (vii)Code   of    Ethics   of   T.    Leavell    &    Associates,
                    Inc.--Incorporated   herein  by  reference  to   Registrant'
                    Post-Effective Amendment No. 40 filed on July 29, 2004

               (viii) Code of Ethics of The Davenport Equity  Fund--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

               (ix) Code  of Ethics  of Davenport & Company LLC--To be filed  by amendment

               (x) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


Item 23.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24.  Indemnification
          -------------------
          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
               Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 25.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to four series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Austin Brockenbrough III--Managing Director of LB&C
               o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          (ii) Lawrence  B.  Whitlock,  Jr.--Managing  Director of LB&C
               o Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii) David A. Lyons--Managing Director of LB&C

          (iv) Charles M. Caravati III--Managing Director of LB&C
               o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund

          (v)  William R. Claiborne--Managing Director of LB&C

          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Singleton   Keesler--Chief   Investment   Officer  and  Executive
               Managing Principal of Oechsle International

          (ii) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (iii) Martin G. Dyer--Director of Compliance for Oechsle International

          (iv) Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

          (v)  John   F.   Biagotti--Chief    Financial   Officer   of   Oechsle
               International

          (vi) Steven H. Schaefer--Managing Principal of Oechsle International

          (vii)Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International

          (viii) Lawrence S. Roche--Chief Operating Officer and Executive Managing Principal of Oechsle International

          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i) John T. Bruce--Treasurer, Director and member of Executive Committee of FBP
               o    President of FBP Balanced Fund and FBP Value Fund
               o Prior to May 2003, Chairman of the Board of Trustees of Registrant

          (ii) John M. Flippin--President, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iii)Robert G. Porter III--Secretary, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iv) David J. Marshall--member of Executive Committee of FBP

          (v)  John H. Hanna--member of Executive Committee of FBP

          (vi) Teresa L. Sanderson--Chief Compliance Officer of FBP

          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to four series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--President of TLA
               o Vice President of The Government Street Equity Fund and The Government Street Mid-Cap Fund

          (ii) Richard Mitchell--Executive Vice President and Compliance Officer of TLA
               o Trustee of Registrant and President of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i) Coleman Wortham III--President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport
               o Prior to December 2003, Vice President of The Davenport Equity Fund

          (ii) John P. Ackerly IV--Senior Vice President and a Director of Davenport
               o    Vice President of The Davenport Equity Fund

          (iii)Joseph L. Antrim III--Executive Vice President and a Director of Davenport
               o    President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport

          (v)  James  M.   Traudt--Senior  Vice  President  and  a  Director  of
               Davenport

          (vi) David M. West--Senior Vice President and a Director of Davenport

          (vii) Harry B. Beadell--Senior President and a Director of Davenport

          (viii) Edward R. Lawton, Jr.--Senior Vice President and a Director of Davenport

          (ix) Joseph L. Keiger III--Senior Vice President, Chief Financial Officer, Chief Compliance Officer and a Director of Davenport

          (x) Edward Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

          (xi) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

          (xii)Ann M. Richmond--Senior Vice President, Treasurer and a Director of Davenport

          (xiii) Rodney D. Rullman--Senior Vice President and a Director of Davenport

          (xiv) Henry L. Valentine II--Chairman and a Director of Davenport

          (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

          (xvi)Emil O.N. Williams, Jr.--Senior Vice President and a Director of Davenport

          (xvii) Sigurd R. Wendin, Jr.--Senior Vice President and a Director of Davenport

          (xviii) Lucy W.  Hooper--Executive  Vice  President  and a Director of
               Davenport

          (xix)Robert  F.  Mizell--Senior  Vice  President  and  a  Director  of
               Davenport

          (xx) William R. Barksdale IV--First Vice President and a Director of Davenport

          (xxi)William M. Noftsinger, Jr.--Senior Vice President and a Director of Davenport

          (xxii) Victor L. Harper--Senior Vice President and a Director of Davenport

          (xxiii)  Leon  G.  King--Senior  Vice  President  and  a  Director  of
               Davenport

          (xxiv)  David  P.  Rose--Senior  Vice  President  and  a  Director  of
               Davenport

          (xxv)W. David Gorsline, Jr.--Senior Vice President and a Director of Davenport

          (xxvi) Robert B. Giles--Senior Vice President and a Director of Davenport

          (xxvii) Harold A. Gellis--Vice President of Davenport

          (xxviii) Christopher P. Blair--Senior Vice President and a Director of
               Davenport

          (xxix) Richard E. Dolan III--Senior Vice President and a Director of Davenport

          (xxx)Leavenworth M. Ferrel--Senior Vice President and a Director of Davenport

          (xxxi) Kathleen R. Holman--Senior Vice President and a Director of Davenport

          (xxxii) Richard W. Jones  IV--First  Vice  President and a Director of
               Davenport

          (xxxiii) Andrew J. Jowdy, Sr.--Senior Vice President and a Director of
               Davenport

          (xxxiv)  Maura J.  Lavay--Senior  Vice  President  and a  Director  of
               Davenport

          (xxxv) Timothy S. Taylor--Senior Vice President and a Director of Davenport

          (xxxvi) Herbert F.  Hargroves--Senior Vice President and a Director of
               Davenport

Item 26.  Principal Underwriters
          ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Arbitrage Funds, The GKM Funds, Oak Value Trust, Profit Funds Investment Trust, Veracity Funds and TFS Capital Investment Trust, other open-end investment companies.

          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.


                                    Position with            Position with
               Name                 Distributor              Registrant
               ----------------     ------------------       -----------------
               Robert G. Dorsey     President/Managing       Vice President
                                    Director

               John F. Splain       Secretary/Managing       Secretary
                                    Director

               Mark J. Seger        Treasurer/Managing       Treasurer
                                    Director

               Theresa M. Bridge    Vice President           Assistant Treasurer

               Wade R. Bridge       Vice President           Assistant Secretary

               Steven F. Nienhaus   Vice President           None

          (c)  Inapplicable

Item 27.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 28.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 29.  Undertakings
          ----------------
          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 15th day of November, 2004.

                                          WILLIAMSBURG INVESTMENT TRUST

                                          By: /s/ John F. Splain
                                              ------------------------------
                                              John F. Splain
                                              Secretary

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                        Title                         Date
--------------------------         --------------              ----------------
Charles M. Caravati, Jr.*          Chairman of
                                   the Board and Trustee

/s/  Mark J. Seger                 Treasurer                  November 15, 2004
--------------------------
Mark J. Seger

Austin Brockenbrough III*          Trustee                By: /s/ John F. Splain
                                                              ------------------
John T. Bruce*                     Trustee                    John F. Splain
                                                              Attorney-in-fact*
J. Finley Lee, Jr.*                Trustee                    November 15, 2004

Richard Mitchell*                  Trustee

Richard L. Morrill*                Trustee

Harris V. Morrissette*             Trustee

Erwin H. Will, Jr.*                Trustee

Samuel B. Witt III*                Trustee

                                INDEX TO EXHIBITS
                                -----------------

Item 22(d)(viii)     Investment  Advisory  Agreement  for  The Government Street
                     Equity Fund

Item 22(d)(ix)       Investment  Advisory  Agreement  for  The Government Street
                     Bond Fund

Item 22(d)(x)        Investment Advisory Agreement for The Alabama Tax Free Bond
                     Fund

Item 22(j)(i)        Consent of Ernst & Young LLP

Item 22(j)(ii)       Consent of Tait, Weller & Baker

Item 22(p)(v)        Code of Ethics of Flippin, Bruce & Porter, Inc.

Item 22(p)(x)        Code of Ethics of Ultimus Fund Distributors, LLC